EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of this ___ day of __________, 2000, by and between Community Bank of Central Texas, ssb (hereinafter referred to as the "Bank" whether in mutual or stock form), and Brad M. Hurta (the "Employee").

         WHEREAS, the Employee is currently serving as President and Chief Executive Officer of the Bank; and

         WHEREAS, the Bank has adopted a plan of conversion whereby the Bank will convert to capital stock form as the subsidiary of CBCT Bancshares, Inc. (the "Holding Company"), subject to the approval of the Bank's members, the Texas Savings and Loan Department, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System (the "Conversion"); and

         WHEREAS, the board of directors of the Bank ("Board of Directors") recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Holding Company and/or the Bank may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Bank, the Holding Company and their respective stockholders; and

         WHEREAS, the Board of Directors believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to the Employee's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Holding Company or the Bank, although no such change is now contemplated; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 2 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Definitions.

                  (a) The term "Change in Control" means the occurrence of any one of the following events: (1) an event of a nature that results in an acquisition of control of the Holding Company or the Bank within the meaning of the Bank Holding Company Act or the Change in Bank Control Act and applicable regulations thereunder (or any successor statute or regulation); (2) an event with respect to the Holding Company that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date of this Agreement, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Holding

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Company or the Bank representing 25% or more of the combined voting power of the
Holding Company's or the Bank's outstanding securities; (4) individuals who are members of the Board of Directors of the Holding Company as of the date of this Agreement (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of this Agreement whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the nominating committee serving under the Incumbent Board, shall be considered a member of the Incumbent Board; (5) consummation of a reorganization, merger, consolidation or similar transaction in which the Holding Company is not the resulting entity; (6) consummation of a reorganization, merger, consolidation or similar transaction in which the Holding Company is the resulting entity and at the completion of which the stockholders of the Holding Company who were stockholders of the Holding Company immediately prior to the transaction hold less than 60% of the outstanding stock of the Holding Company immediately after consummation of the transaction; or (7) a sale of all or substantially all of the assets of the Holding Company or a transaction or related transactions at the conclusion of which all or substantially all of the assets of the Bank (i) are not directly or indirectly held by the Holding Company or (ii) are directly or indirectly held by the Holding Company but the stockholders of the Holding Company immediately prior to the transaction or related transactions hold less than 60% of the outstanding stock of the Holding Company immediately after the transaction or related transactions; provided that the term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Holding Company or any of its subsidiaries. In the application of regulations under the Bank Holding Company Act or the Change in Bank Control Act to a determination of a Change in Control under this Agreement, determinations to be made by the applicable federal banking regulator under such regulations shall be made by the Board of Directors.

                  (b) The term "Commencement Date" means the date of completion of Conversion.

                  (c) The term "Date of Termination" means the earlier of (1) the date upon which the Bank gives notice to the Employee of the termination of the Employee's employment with the Bank or (2) the date upon which the Employee ceases to serve as an employee of the Bank.

                  (d) The term "Involuntary Termination" means termination of the employment of Employee without the Employee's express written consent, and shall include a material diminution of or interference with the Employee's duties, responsibilities and benefits as President and Chief Executive Officer of the Bank, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a change in the principal workplace of the Employee to a location outside of a 30 mile radius from the Bank's headquarters office as of the date hereof; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of other Bank personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee, other than as part of a Bank- or Holding Company-wide reduction in staff; (4) a material adverse change in the Employee's salary, perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Holding Company; and
(5) a material permanent increase in the required hours of work or the workload of the Employee. The term "Involuntary Termination" does

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not  include   Termination  for  Cause  or  termination  of  employment  due  to
retirement,   death,   disability   or  suspension  or  temporary  or  permanent
prohibition  from  participation  in the  conduct  of the Bank's  affairs  under
Section 8 of the Federal Deposit Insurance Act ("FDIA").

                  (e) The terms "Termination for Cause" and "Terminated for Cause" mean termination of the employment of the Employee because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2. Term. The term of this Agreement shall be a period of three years commencing on the Commencement Date, subject to earlier termination as provided herein. Beginning on the first anniversary of the Commencement Date, and on each anniversary thereafter, the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, provided that the Bank has not given notice to the Employee in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further.

         3. Employment. The Employee is employed as President and Chief Executive Officer of the Bank. As such, the Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties of an officer of the Bank as the Board of Directors may prescribe from time to time.

         4.  Compensation.

                  (a) Salary. The Bank agrees to pay the Employee during the term of this Agreement the salary established by the Board of Directors, which shall be at least the Employee's salary in effect as of the Commencement Date. The amount of the Employee's salary shall be reviewed by the Board of Directors, beginning not later than the first anniversary of the Commencement Date.
 Adjustments in salary or other compensation shall not limit or reduce any other obligation of the Bank under this Agreement. The Employee's salary in effect from time to time during the term of this Agreement shall not thereafter be reduced.

                  (b) Discretionary Bonuses. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Bank in discretionary bonuses as authorized and declared by the Board of Directors to its executive employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such bonuses when and as declared by the Board of Directors.

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                  (c) Expenses. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

         5.       Benefits.

                  (a) Participation in Retirement and Employee Benefit Plans. The Employee shall be entitled to participate in all plans relating to pension, thrift, profit-sharing, group life insurance, medical and dental coverage, education, cash bonuses, and other retirement or employee benefits or combinations thereof, in which the Bank's executive officers participate.

                  (b) Fringe Benefits. The Employee shall be eligible to participate in, and receive benefits under, any fringe benefit plans which are or may become applicable to the Bank's executive officers.

         6. Vacations; Leave. The Employee shall be entitled to annual paid vacation in accordance with the policies established by the Bank's Board of Directors for executive officers and to voluntary leave of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

         7.  Termination of Employment.

                  (a) Involuntary Termination. The Board of Directors may terminate the Employee's employment at any time, but, except in the case of Termination for Cause, termination of employment shall not prejudice the Employee's right to compensation or other benefits under this Agreement. In the event of Involuntary Termination other than in connection with or within 12 months after a Change in Control, (1) the Bank shall pay to the Employee during the remaining term of this Agreement the Employee's salary at the rate in effect immediately prior to the Date of Termination, payable in such manner and at such times as such salary would have been payable to the Employee under Section 4(a) if the Employee had continued to be employed by the Bank, and (2) the Bank shall provide to the Employee during the remaining term of this Agreement health benefits as maintained by the Bank for the benefit of its executive officers from time to time during the remaining term of the Agreement or substantially the same health benefits as the Bank maintained for its executive officers immediately prior to the Date of Termination.

                  (b) Termination for Cause. In the event of Termination for Cause, the Bank shall pay the Employee the Employee's salary through the Date of Termination, and the Bank shall have no further obligation to the Employee under this Agreement.

                  (c) Voluntary Termination. The Employee's employment may be voluntarily terminated by the Employee at any time upon 90 days' written notice to the Bank or such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay to the Employee

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the Employee's salary and benefits only through the Date of Termination,  at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement.

                  (d) Change in Control. In the event of Involuntary Termination in connection with or within 12 months after a Change in Control which occurs at any time while the Employee is employed under this Agreement, the Bank shall, subject to Section 8 of this Agreement, (1) pay to the Employee in a lump sum in cash within 25 business days after the Date of Termination an amount equal to 299% of the Employee's "base amount" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"); and (2) provide to the Employee during the remaining term of this Agreement such health benefits as are maintained for executive officers of the Bank from time to time during the remaining term of this Agreement or substantially the same health benefits as the Bank maintained for its executive officers immediately prior to the Date of Termination.

                  (e) Death; Disability. In the event of the death of the Employee while employed under this Agreement and prior to any termination of employment, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of the calendar month in which the Employee died. If the Employee becomes disabled as defined in the Bank's then current disability plan, if any, or if the Employee is otherwise unable to serve as President and Chief Executive Officer, the Employee shall be entitled to receive group and other disability income benefits of the type, if any, then provided by the Bank for executive officers.

         8. Certain Reduction of Payments by the Bank. Notwithstanding any other provision of this Agreement, if the value and amounts of benefits under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee in connection with a Change in Control would cause any amount to be nondeductible by the Bank or the Holding Company for federal income tax purposes pursuant to Section 280G of the Code, then amounts and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to the Employee without causing any amount to become nondeductible by the Bank or the Holding Company pursuant to or by reason of such Section 280G. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

         9. No Mitigation. The Employee shall not be required to mitigate the amount of any salary or other payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits after the Date of Termination or otherwise.

         10. Attorneys Fees. In the event the Bank exercises its right of Termination for Cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 17 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Bank has failed to make timely payment of any amounts owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs,

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including   attorneys'  fees,   incurred  in  challenging  such  termination  or
collecting such amounts. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

         11.  No Assignments.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided that the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 7(d) hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

         12. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Bank at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Bank, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Bank.

         13. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         14. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.


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


         16. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Texas.

         17. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Attest:                                    Community Bank of Central Texas, ssb

---------------------                      ---------------------------
Secretary                                  By:
                                           Its:


                                           Employee

                                           ----------------------------
                                           Brad M. Hurta









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



                                                                    EXHIBIT 10.3


                              CBCT BANCSHARES, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN






















                         Effective as of January 1, 2000

                              CBCT BANCSHARES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS


PREAMBLE......................................................................1

ARTICLE I
     DEFINITION OF TERMS AND CONSTRUCTION.....................................2

     1.1             Definitions..............................................2

                     Account..................................................2
                     Act......................................................2
                     Administrator............................................2
                     Annual Additions.........................................2
                     Authorized Leave of Absence..............................3
                     Beneficiary..............................................3
                     Board of Directors.......................................3
                     Break....................................................3
                     Code.....................................................3
                     Compensation.............................................3
                     Date of Hire.............................................3
                     Disability...............................................4
                     Disability Retirement Date...............................4
                     Early Retirement Date....................................4
                     Effective Date...........................................4
                     Eligibility Period.......................................4
                     Employee.................................................4
                     Employee Stock Ownership Account.........................4
                     Employee Stock Ownership Contribution....................4
                     Employee Stock Ownership Suspense Account................4
                     Employer.................................................4
                     Employer Securities......................................5
                     Entry Date...............................................5
                     Exempt Loan..............................................5
                     Exempt Loan Suspense Account.............................5
                     Financed Shares..........................................5
                     Former Participant.......................................5
                     Fund.....................................................5
                     Highly Compensated Employees.............................5
                     Highly Compensated Former Employees......................6
                     Hour of Service..........................................6

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                     Investment Adjustments...................................6
                     Leased Employee..........................................6
                     Limitation Year..........................................7
                     Normal Retirement Date...................................7
                     Participant..............................................7
                     Plan.....................................................7
                     Plan Year................................................7
                     Qualified Domestic Relations Order.......................7
                     Related Employer.........................................7
                     Retirement...............................................8
                     Service..................................................8
                     Sponsor..................................................8
                     Trust Agreement..........................................8
                     Trustee..................................................8
                     Valuation Date...........................................8
                     Year of Eligibility Service..............................8
                     Year of Vesting Service..................................8

     1.2     Plurals and Gender...............................................8

     1.3     Incorporation of Trust Agreement.................................8

     1.4     Headings.........................................................9

     1.5     Severability.....................................................9

     1.6     References to Governmental Regulations...........................9

     1.7     Notices..........................................................9

     1.8     Evidence.........................................................9

     1.9     Action by Employer...............................................9

ARTICLE II
     PARTICIPATION...........................................................10

     2.1     Commencement of Participation...................................10

     2.2     Termination of Participation....................................10

     2.3     Resumption of Participation.....................................10

     2.4     Determination of Eligibility....................................10

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     2.5     Restricted Participation........................................11

ARTICLE III
     CREDITED SERVICE........................................................12

     3.1     Service Counted for Eligibility Purposes........................12

     3.2     Service Counted for Vesting Purposes............................12

     3.3     Credit for Pre-Break Service....................................12

     3.4     Service Credit During Authorized Leaves.........................12

     3.5     Service Credit During Maternity or Paternity Leave..............13

     3.6     Ineligible Employees............................................13

ARTICLE IV
     CONTRIBUTIONS...........................................................14

     4.1     Employee Stock Ownership Contribution...........................14

     4.2     Time and Manner of Employee Stock Ownership Contribution........14

     4.3     Records of Contributions........................................15

     4.4     Erroneous Contributions.........................................15

ARTICLE V
     ACCOUNTS, ALLOCATIONS AND INVESTMENTS...................................17

     5.1     Establishment of Separate Participant Accounts..................17

     5.2     Establishment of Suspense Accounts..............................17

     5.3     Allocation of Earnings, Losses and Expenses.....................18

     5.4     Allocation of Forfeitures.......................................18

     5.5     Allocation of Employee Stock Ownership Contribution.............18

     5.6     Limitation on Annual Additions..................................18


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     5.7     Erroneous Allocations...........................................20

     5.8     Value of Participant's Account..................................21

     5.9     Investment of Account Balances..................................21

ARTICLE VI
     RETIREMENT, DEATH AND DESIGNATION OF BENEFICIARY........................22

     6.1     Normal Retirement...............................................22

     6.2     Early Retirement................................................22

     6.3     Disability Retirement...........................................22

     6.4     Death Benefits..................................................22

     6.5     Designation of Beneficiary and Manner of Payment................23

ARTICLE VII
     VESTING AND FORFEITURES.................................................24

     7.1     Vesting on Death, Disability and Normal Retirement..............24

     7.2     Vesting on Termination of Participation.........................24

     7.3     Disposition of Forfeitures......................................24

ARTICLE VIII
     EMPLOYEE STOCK OWNERSHIP PROVISIONS.....................................26

     8.1     Right to Demand Employer Securities.............................26

     8.2     Voting Rights...................................................26

     8.3     Nondiscrimination in Employee Stock Ownership Contribution......26

     8.4     Dividends.......................................................27

     8.5     Exempt Loans....................................................27

     8.6     Exempt Loan Payments............................................28

     8.7     Put Option......................................................30

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     8.8     Diversification Requirements....................................30

     8.9     Independent Appraiser...........................................31

     8.10    Nonterminable Rights............................................31

ARTICLE IX
     PAYMENTS AND DISTRIBUTIONS..............................................32

     9.1     Payments on Termination of Service - In General.................32

     9.2     Commencement of Payments........................................32

     9.3     Mandatory Commencement of Benefits..............................32

     9.4     Required Beginning Dates........................................35

     9.5     Form of Payment.................................................35

     9.6     Payments Upon Termination of Plan...............................35

     9.7     Distributions Pursuant to Qualified Domestic Relations Orders...36

     9.8     Cash-Out Distributions..........................................36

     9.9     ESOP Distribution Rules.........................................37

     9.10    Direct Rollover.................................................37

     9.11    Waiver of 30-day Notice.........................................38

     9.12    Re-employed Veterans............................................38

     9.13    Share Legend....................................................38

ARTICLE X
     PROVISIONS RELATING TO TOP-HEAVY PLANS..................................39

     10.1    Top-Heavy Rules to Control......................................39

     10.2    Top-Heavy Plan Definitions......................................39

     10.3    Calculation of Accrued Benefits.................................40

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     10.4    Determination of Top-Heavy Status...............................42

     10.5    Determination of Super Top-Heavy Status.........................42

     10.6    Minimum Contribution............................................42

     10.7    Vesting.........................................................43

ARTICLE XI
     ADMINISTRATION..........................................................45

     11.1    Appointment of Administrator....................................45

     11.2    Resignation or Removal of Administrator.........................45

     11.3    Appointment of Successors:  Terms of Office, Etc................45

     11.4    Powers and Duties of Administrator..............................45

     11.5    Action by Administrator.........................................47

     11.6    Participation by Administrator..................................47

     11.7    Agents..........................................................47

     11.8    Allocation of Duties............................................47

     11.9    Delegation of Duties............................................47

     11.10   Administrator's Action Conclusive...............................48

     11.11   Compensation and Expenses of Administrator......................48

     11.12   Records and Reports.............................................48

     11.13   Reports of Fund Open to Participants............................48

     11.14   Named Fiduciary.................................................48

     11.15   Information from Employer.......................................49

     11.16   Reservation of Rights by Employer...............................49

     11.17   Liability and Indemnification...................................49

ARTICLE XII
     CLAIMS PROCEDURE........................................................50

     12.1    Notice of Denial................................................50

     12.2    Right to Reconsideration........................................50

     12.3    Review of Documents.............................................50

     12.4    Decision by Administrator.......................................50

     12.5    Notice by Administrator.........................................50

ARTICLE XIII
     AMENDMENTS, TERMINATION AND MERGER......................................52

     13.1    Amendments......................................................52

     13.2    Effect of Change In Control.....................................52

     13.3    Consolidation or Merger of Trust................................54

     13.4    Bankruptcy or Insolvency of Employer............................54

     13.5    Voluntary Termination...........................................55

     13.6    Partial Termination of Plan or Permanent
                Discontinuance of Contributions..............................55

ARTICLE XIV
     MISCELLANEOUS...........................................................56

     14.1    No Diversion of Funds...........................................56

     14.2    Liability Limited...............................................56

     14.3    Facility of Payment.............................................56

     14.4    Spendthrift Clause..............................................56

     14.5    Benefits Limited to Fund........................................57

     14.6    Cooperation of Parties..........................................57

     14.7    Payments Due Missing Persons....................................57

     14.8    Governing Law...................................................57

     14.9    Nonguarantee of Employment......................................58

     14.10   Counsel.........................................................58

                              CBCT BANCSHARES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                    PREAMBLE

             Effective as of January 1, 2000, CBCT Bancshares, Inc. a federally-chartered corporation (the "Sponsor"), has adopted the CBCT Bancshares, Inc. Employee Stock Ownership Plan in order to enable Participants to share in the growth and prosperity of the Sponsor and its wholly owned subsidiary, Community Bank of Central Texas, ssb, and to provide Participants with an opportunity to accumulate capital for their future economic security by accumulating funds to provide retirement, death and disability benefits. The Plan is a stock bonus plan designed to meet the applicable requirements of
Section 409 of the Code and of an employee stock  ownership  plan, as defined in
Section 4975(e)(7) of the Code and Section 407(d)(6) of the Act. The employee stock ownership plan is intended to invest primarily in "qualifying employer securities" as defined in Section 4975(e)(8) of the Code. The Sponsor intends that the Plan will qualify under Sections 401(a) and 501(a) of the Code and will comply with the provisions of the Act. The Plan has been drafted to comply with all applicable provisions of law, as in effect on the Effective Date of the Plan,
             The terms of this Plan shall apply only with respect to Employees of the Employer on and after January 1, 2000.

                                    ARTICLE I
                      DEFINITION OF TERMS AND CONSTRUCTION

1.1          Definitions.

             Unless a different meaning is plainly implied by the context, the following terms as used in this Plan shall have the following meanings:

             "Account" shall mean a Participant's or Former Participant's entire accrued benefit under the Plan, including the balance credited to his Employee Stock Ownership Account and any other account described in Section 5.1.

             "Act" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute, together with the applicable regulations promulgated thereunder.

             "Administrator"  shall mean the  fiduciary  provided for in Article
XI.

             "Annual Additions" shall mean, with respect to each Participant, the sum of those amounts allocated to the Participant's Account under this Plan and accounts under any other qualified defined contribution plan to which the Employer or a Related Employer contributes for any Limitation Year, consisting of the following:

             (1)  Employer contributions;

             (2)  Forfeitures;

             (3)  Employee contributions (if any);

             (4) amounts allocated to an individual medical account, as defined in Code Section 415(1) which is part of a pension or annuity plan maintained by the Employer (to the extent required under Code Section 415); and

             (5) amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee under a welfare benefit plan (as defined in Code Section 419(e)).

             Annual Additions shall not include any Investment Adjustment. Annual Additions also shall not include employer contributions which are used by the Trust to pay interest on an Exempt Loan nor any forfeitures of Employer Securities purchased with the proceeds of an Exempt Loan, provided that not more than one-third of the employer contributions are allocated to Participants who are Highly Compensated Employees.

             "Authorized Leave of Absence" shall mean an absence from Service with respect to which the Employee may or may not be entitled to Compensation and which meets any one of the following requirements:

             (1) Service in any of the armed forces of the United States for up to 36 months, provided that the Employee resumes Service within 90 days after discharge, or such longer period of time during which such Employee's employment rights are protected by law; or

             (2) Any other absence or leave expressly approved and granted by the Employer which does not exceed 24 months, provided that the Employee resumes Service at or before the end of such approved leave period. In approving such leaves of absence, the Employer shall treat all Employees on a uniform and nondiscriminatory basis.

             "Beneficiary" shall mean such legal or natural persons, who may be designated contingently or successively, as may be designated by the Participant pursuant to Section 6.5 to receive benefits after the death of the Participant, or in the absence of a valid designation, such persons specified in Section 6.5(b) to receive benefits after the death of the Participant.

             "Board of Directors" shall mean the Board of Directors of the Sponsor.

             "Break" shall mean a Plan Year during which an Employee fails to complete more than 500 Hours of Service.

             "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, together with the applicable regulations promulgated thereunder.

             "Compensation" shall mean the amount of remuneration paid to an Employee by the Employer for services rendered to the Employer during a Plan Year, including base salary and commissions (but only with respect to the amount of commissions specified as compensation for purposes of the Plan in the current agreement between an Employee and the Employer), elective deferrals to a cash or deferred arrangement described in Code Section 401(k), and any amount contributed on a pre-tax salary reduction basis to a cafeteria plan described in
Section 125 of the Code, but excluding bonuses, overtime, amounts paid by the Employer or accrued with respect to this Plan or any other qualified or non-qualified unfunded plan of deferred compensation or other employee welfare plan to which the Employer contributes, payments for group insurance, medical benefits, reimbursement for expenses, and other forms of extraordinary pay, and excluding amounts accrued for a prior Plan Year. Notwithstanding anything herein to the contrary, the annual Compensation of each Participant taken into account under the Plan for any purpose during any Plan Year shall not exceed $170,000, as adjusted from time to time in accordance with Section 401(a)(17) of the Code.

             "Date of Hire" shall mean the date on which an Employee shall perform his first Hour of Service. Notwithstanding the foregoing, in the event that an Employee incurs one or more consecutive Breaks after his initial Date of Hire which results in the forfeiture of his pre-Break

Service pursuant to Section 3.3, his "Date of Hire" shall thereafter be the date on which he completes his first Hour of Service after such Break or Breaks.

             "Disability" shall mean a physical or mental impairment which prevents a Participant from performing the duties assigned to him by the Employer and which either has caused the Social Security Administration to classify the individual as "disabled" for purposes of Social Security or has been determined by a qualified physician selected by the Administrator.

             "Disability Retirement Date" shall mean the first day of the month after which a Participant incurs a Disability.

             "Early Retirement Date" shall mean the first day of the month coincident with or next following the later of the date on which a Participant attains age 55 and completes 5 Years of Vesting Service.

             "Effective Date" shall mean January 1, 2000.

             "Eligibility Period" shall mean the period of 12 consecutive months commencing on an Employee's Date of Hire. Succeeding Eligibility Periods after the initial Eligibility Period shall be based on Plan Years, the first of which shall include the first anniversary of an Employee's Date of Hire.

             "Employee" shall mean any person who is classified as an employee by the Employer or a Related Employer, including officers, but excluding directors in their capacity as such.

             "Employee  Stock   Ownership   Account"  shall  mean  the  separate
bookkeeping account established for each Participant pursuant to Section 5.1(a).

             "Employee Stock Ownership Contribution" shall mean the cash, Employer Securities, or both that are contributed to the Plan by the Employer pursuant to Article IV.

             "Employee Stock Ownership Suspense Account" shall mean the temporary account in which the Trustee may maintain any Employee Stock Ownership Contribution that is made prior to the last day of the Plan Year for which it is made, as described in Section 5.2.

             "Employer" shall mean CBCT Bancshares, Inc., a federally-chartered corporation, and its wholly owned subsidiary, Community Bank of Central Texas, ssb, or any successors to the aforesaid corporations by merger, consolidation or otherwise, which may agree to continue this Plan, or any Related Employer or any other business organization which, with the consent of the Sponsor, shall agree to become a party to this Plan. To the extent required by the Code or the Act, references herein to the Employer shall also include all Related Employers, whether or not they are participating in this Plan.

             "Employer Securities" shall mean the common stock issued by CBCT Bancshares, Inc., a federally-chartered corporation. Such term shall also mean, in the discretion of the Board of Directors, any other common stock issued by the Employer or any Related Employer having voting power and dividend rights equal to or in excess of:

             (1) that class of common stock of the Employer or a Related Employer having the greatest voting power, and

             (2) that class of common stock of the Employer or a Related Employer having the greatest dividend rights.

Non-callable preferred stock shall be treated as Employer Securities if such stock is convertible at any time into stock which meets the requirements of (1) and (2) next above and if such conversion is at a conversion price which (as of the date of the acquisition by the Plan) is reasonable. For purposes of the last preceding sentence, preferred stock shall be treated as non-callable if, after the call, there will be a reasonable opportunity for a conversion which meets the requirements of the last preceding sentence.

             "Entry Date" shall mean each January 1 and July 1.

             "Exempt Loan" shall mean a loan described at Section 4975(d)(3) of the Code to the Trustee to purchase Employer Securities for the Plan, made or guaranteed by a disqualified person, as defined at Section 4975(e)(2) of the Code, including, but not limited to, a direct loan of cash, a purchase money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee or the use of assets of such disqualified person as collateral for such a loan.

             "Exempt Loan Suspense Account" shall mean the account to which Financed Shares are initially credited until they are released in accordance with Section 8.5.

             "Financed Shares" shall mean the Employer Securities acquired by the Trustee with the proceeds of an Exempt Loan and which are credited to the Exempt Loan Suspense Account until they are released in accordance with Section 8.5.

             "Former Participant" shall mean any previous Participant whose participation has terminated but who has a vested Account in the Plan which has not been distributed in full.

             "Fund" shall mean the trust fund maintained by the Trustee pursuant to the Trust Agreement in order to provide for the payment of the benefits specified in the Plan.

             "Highly Compensated Employee" means an Employee who (a) at any time during the current or preceding Plan Year was a "five percent owner" as defined in Code Section 416(i)(1)(B), or (b) who received compensation (within the meaning of Code Section 414(q)(4)) during the preceding Plan Year from the Company in excess of $80,000 (adjusted at such time and in such manner as is provided in Code Section 414(q)(1)(B)). The Company shall limit the number of

Employees who qualify as a Highly Compensated  Participant under this subsection
(b) to those Employees who are in the top-paid group of employees (as determined in accordance with Code Section 414(q)(3)) for such preceding year, in such manner as prescribed by treasury regulations. The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the "top-paid group," will be made in accordance with
Section 414(q) of the Code and the regulations thereunder.

             Highly Compensated Former Employee shall mean a former Employee who was either a (1) Highly Compensated Employee when such Employee separated from Service, or (2) a Highly Compensated Employee at any time after attaining age 55.

             "Hour of Service" shall mean each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer or a Related Employer for the performance of duties or for reasons other than the performance of duties (such as vacation time, holidays, sickness, disability, paid lay-offs, jury duty and similar periods of paid nonworking time). To the extent not otherwise included, Hours of Service shall also include each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or a Related Employer. Hours of working time shall be credited on the basis of actual hours worked, even though compensated at a premium rate for overtime or other reasons. In computing and crediting Hours of Service for an Employee under this Plan, the rules set forth in Sections 2530.200b-2(b) and (c) of the Department of Labor Regulations shall apply, said sections being herein incorporated by reference. Hours of Service shall be credited to the Plan Year or other relevant period during which the services were performed or the nonworking time occurred, regardless of the time when compensation therefor may be paid. Any Employee for whom no hourly employment records are kept by the Employer or a Related Employer shall be credited with 45 Hours of Service for each calendar week in which he would have been credited with a least one Hour or Service under the foregoing provisions, if hourly records were available. Solely for purposes of determining whether a Break for participation and vesting purposes has occurred in an Eligibility Period or a Plan Year, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this definition, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this provision shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in that period, or (2) in all other cases, in the following computation period.

             "Investment Adjustments" shall mean the increases and/or decreases in the value of a Participant's Account attributable to earnings, gains, losses and expenses of the Fund, as set forth in Section 5.3.

             "Leased Employee" shall mean any person (other than an employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. A Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (2) leased employees do not constitute more than twenty percent (20%) of the Employer nonhighly compensated workforce.

             "Limitation Year" shall mean the Plan Year.

             "Normal Retirement Date" shall mean the date on which a Participant attains age 65 or the fifth anniversary of the date he commenced participation in the Plan.

             "Participant" shall mean an Employee who has met all of the eligibility requirements of the Plan and who is currently included in the Plan as provided in Article II hereof; provided, however, that the term "Participant" shall not include (1) Leased Employees, (2) any Employee who is regularly employed outside the Employer's own offices in connection with the operation and maintenance of buildings or other properties acquired through foreclosure or deed, (3) any individual who is employed by a Related Employer that has not adopted the Plan in accordance with the terms of the Plan, (4) any Employee who is a non-resident alien individual and who has no earned income from sources within the United States, or (5) any Employee who is included in a unit of Employees covered by a collective-bargaining agreement with the Employer or a Related Employer that does not expressly provide for participation of such Employees in the Plan, where there has been good-faith bargaining between the Employer or a Related Employer and Employees' representatives on the subject of retirement benefits. To the extent required by the Code or the Act, or appropriate based on the context, references herein to Participant shall include Former Participant.

             "Plan"  shall  mean  the  CBCT  Bancshares,   Inc.  Employee  Stock
Ownership Plan, as described herein or as hereafter amended from time to time.

             "Plan Year" shall mean any 12 consecutive month period commencing on each January 1 and ending on the next following December 31.

             "Qualified Domestic Relations Order" shall mean any judgment, decree or order that satisfies the requirements to be a "qualified domestic relations order," as defined in Section 414(p) of the Code.

             "Related Employer" shall mean any entity that is:

             (1) a member of a controlled group of corporations that includes the Employer, while it is a member of such controlled group (within the meaning of Section 414(b) of the Code);

             (2) a member of a group of trades or businesses under common control with the Employer, while it is under common control (within the meaning of Section 414(c) of the Code);

             (3) a member of an affiliated service group that includes the Employer, while it is a member of such affiliated service group (within the meaning of Section 414(m) of the Code); or

             (4) a leasing or other organization that is required to be aggregated with the Employer pursuant to the provisions of Section 414(n) or 414(o) of the Code.

For the purpose of applying the limitations of Section 5.6 of the Plan (relating to the Code Section 415 limitations), the provisions of Paragraphs (1) and (2) above shall be applied taking into account the modifications required by Code
Section 415(h).

             "Retirement" shall mean termination of employment which qualifies as early, normal or Disability retirement as described in Article VI.

             "Service" shall mean, for purposes of eligibility to participate and vesting, employment with the Employer or any Related Employer, and for purposes of allocation of the Employee Stock Ownership Contribution and forfeitures, employment with the Employer.

             "Sponsor" shall mean CBCT Bancshares, Inc., a federally-chartered corporation.

             "Trust Agreement" shall mean the agreement, by and between CBCT Bancshares, Inc., a federally-chartered corporation, and the Trustee.

             "Trustee" shall mean the trustee or trustees by whom the assets of the Plan are held, as provided in the Trust Agreement, or his or their successors.

             "Valuation  Date"  shall mean the last day of each Plan  Year.  The
Trustee may make additional valuations at such times and for such purposes as determined to be necessary or appropriate, at the direction of the Administrator, but in no event may the Administrator request additional valuations by the Trustee more frequently than quarterly. Whenever such date falls on a Saturday, Sunday or holiday, the preceding business day shall be the Valuation Date.

             "Year of Eligibility Service" shall mean an Eligibility Period during which an Employee is credited with at least 1,000 Hours of Service, except as otherwise specified in Article III.

             "Year of Vesting Service" shall mean a Plan Year during which an Employee is credited with at least 1,000 Hours of Service, except as otherwise specified in Article III.

1.2          Plurals and Gender.

             Where appearing in the Plan and the Trust Agreement, the masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

1.3          Incorporation of Trust Agreement.

             The Trust Agreement, as the same may be amended from time to time, is intended to be and hereby is incorporated by reference into this Plan. All contributions made under the Plan will be held, managed and controlled by the Trustee pursuant to the terms and conditions of the Trust Agreement.

1.4          Headings.

             The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

1.5          Severability.

             In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

1.6          References to Governmental Regulations.

             References in this Plan to regulations issued by the Internal Revenue Service, the Department of Labor, or other governmental agencies shall include all regulations, rulings, procedures, releases and other position statements issued by any such agency.

1.7          Notices.

             Any notice or document required to be filed with the Administrator or Trustee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Administrator in care of the Sponsor or to the Trustee, each at its principal business offices. Any notice required under the Plan may be waived in writing by the person entitled to notice.

1.8          Evidence.

             Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

1.9          Action by Employer.

             Any action required or permitted to be taken by any entity constituting the Employer under the Plan shall be by resolution of its Board of Directors or by a person or persons authorized by its Board of Directors.

                                   ARTICLE II
                                  PARTICIPATION

2.1          Commencement of Participation.

             (a) Any Employee who is otherwise eligible to become a Participant shall initially become a Participant on the Entry Date coincident with or next following the date on which he completes one (1) Year of Eligibility Service, provided he is employed by the Employer on that Entry Date.

             (b) Any Employee who had  satisfied the  requirements  set forth in
Section 2.1(a) during the 12 consecutive month period prior to the Effective Date shall become a Participant on the Effective Date, provided he is still employed by the Employer on the Effective Date.

2.2          Termination of Participation.

             After commencement or resumption of his participation, an Employee shall remain a Participant during each consecutive Plan Year thereafter until the earliest of the following dates:

             (a)     His actual Retirement date;

             (b)     His date of death; or

             (c) The last day of a Plan Year during which he incurs a Break.

2.3          Resumption of Participation.

             (a) Any Participant whose employment terminates and who resumes Service before he incurs a Break shall resume participation immediately on the date he is reemployed.

             (b) Except as otherwise provided in Section 2.3(c), any Participant who incurs one or more Breaks and resumes Service shall resume participation retroactively as of the first day of the first Plan Year in which he completes a Year of Eligibility Service after such Break(s).

             (c) Any Participant who incurs one or more Breaks and resumes Service, but whose pre-Break Service is not reinstated to his credit pursuant to
Section 3.3, shall be treated as a new Employee and shall again be required to satisfy the eligibility requirements contained in Section 2.1(a) before resuming participation on the appropriate Entry Date, as specified in Section 2.1(a).

2.4          Determination of Eligibility.

             The Administrator shall determine the eligibility of Employees in accordance with the provisions of this Article. For each Plan Year, the Employer shall furnish the Administrator a list of all Employees, indicating their Date of Hire, their Hours of Service during their Eligibility Period, their date of birth, the original date of their reemployment with the Employer, if any, and any Breaks they may have incurred.

2.5          Restricted Participation

             Subject to the terms and conditions of the Plan, during the period between the Participant's date of termination of participation in the Plan (as described in Section 2.2) and the distribution of his entire Account (as described in Article IX), and during any period that a Participant does not meet the requirements of Section 2.1(a) or is employed by a Related Employer that is not participating in the Plan, the Participant or, in the event of the Participant's death, the Beneficiary of the Participant, will be considered and treated as a Participant for all purposes of the Plan, except as follows:

             (a) the Participant will not share in the Employee Stock Ownership Contribution and forfeitures (as described in Sections 7.2 and 7.3), except as provided in Sections 5.4 and 5.5; and

             (b) the Beneficiary of a deceased Participant cannot designate a Beneficiary under Section 6.5.

                                   ARTICLE III
                                CREDITED SERVICE

3.1          Service Counted for Eligibility Purposes.

             Except as provided in Section 3.3, all Years of Eligibility Service completed by an Employee shall be counted in determining his eligibility to become a Participant on and after the Effective Date, whether such Service was completed before or after the Effective Date.

3.2          Service Counted for Vesting Purposes.

             All Years of Vesting Service completed by an Employee (including Years of Vesting Service completed prior to the Effective Date) shall be counted in determining his vested interest in this Plan, except the following:

             (a) Service which is  disregarded  under the  provisions of Section
3.3;

             (b) Service prior to the Effective Date of this Plan if such Service would have been disregarded under the "break in service" rules (within the meaning of Section 1.411(a)-5(b)(6) of the Treasury Regulations).

3.3          Credit for Pre-Break Service.

             Upon his resumption of participation following one or a series of consecutive Breaks, an Employee's pre-Break Service shall be reinstated to his credit for eligibility and vesting purposes only if either:

             (a) He was vested in any portion of his accrued benefit at the time the Break(s) began; or

             (b) The number of his consecutive Breaks does not equal or exceed the greater of 5 or the number of his Years of Eligibility Service or Years of Vesting Service, as the case may be, credited to him before the Breaks began.

             Except as provided in the foregoing, none of an Employee's Service prior to one or a series of consecutive Breaks shall be counted for any purpose in connection with his participation in this Plan thereafter.

3.4          Service Credit During Authorized Leaves.

             An Employee  shall  receive no Service  credit under Section 3.1 or
3.2 during any Authorized Leave of Absence. However, solely for the purpose of determining whether he has incurred a Break during any Plan Year in which he is absent from Service for one or more Authorized Leaves of Absence, he shall be credited with 45 Hours of Service for each week during any such leave period. Notwithstanding the foregoing, if an Employee fails to return to Service on or before the end of a leave period, he shall be deemed to have terminated Service as of the first day of such leave period and his credit for Hours of Service, determined under this Section 3.4, shall be revoked. Notwithstanding anything contained herein to the contrary, an Employee who is on an Authorized Leave of Absence by reason of military service shall be given Service credit under this Plan for such military leave period to the extent, and for all purposes, required by law.

3.5          Service Credit During Maternity or Paternity Leave.

             For purposes of determining whether a Break has occurred for participation and vesting purposes, an individual who is on maternity or paternity leave shall be deemed to have completed Hours of Service during such period of absence, all in accordance with the definition of Hours of Service. Notwithstanding the foregoing, no credit shall be given for such Hours of Service unless the individual furnishes to the Administrator such timely information as the Administrator may reasonably require to determine:

             (a) that the absence from Service was attributable to one of the maternity or paternity reasons enumerated in the definition of Hour of Service; and

             (b) the number of days of such absence.

In no event, however, shall any credit be given for such leave other than for determining whether a Break has occurred.

3.6          Ineligible Employees.

             Notwithstanding any provisions of this Plan to the contrary, any Employee who is ineligible to participate in this Plan either because of his failure

             (a) To meet the eligibility  requirements  contained in Article II;
or

             (b)     To be a Participant,

shall, nevertheless, earn Years of Eligibility Service and Years of Vesting Service pursuant to the rules contained in this Article III. However, such Employee shall not be entitled to an allocation of any contributions or forfeitures hereunder unless and until he becomes a Participant in this Plan, and then, only during his period of participation.

                                   ARTICLE IV
                                  CONTRIBUTIONS

4.1          Employee Stock Ownership Contribution.

             (a) Subject to all of the provisions of this Article IV, for each Plan Year commencing on or after the Effective Date, the Employer shall make an Employee Stock Ownership Contribution to the Fund in such amount as may be determined by resolution of the Board of Directors in its discretion; provided, however, that the Employer shall contribute an amount in cash not less than the amount required to enable the Trustee to discharge any indebtedness incurred with respect to an Exempt Loan in accordance with Section 8.6(c). If any part of the Employee Stock Ownership Contribution under this Section 4.1 for any Plan Year is in cash in an amount exceeding the amount needed to pay the amount due during or prior to such Plan Year with respect to an Exempt Loan, such cash shall be applied by the Trustee, as directed by the Administrator in its sole discretion, either to the purchase of Employer Securities or to repay an Exempt Loan. Contributions hereunder shall be in the form of cash, Employer Securities or any combination thereof. In determining the value of Employer Securities transferred to the Fund as an Employee Stock Ownership Contribution, the Administrator may determine the average of closing prices of such securities for a period of up to 90 consecutive days immediately preceding the date on which the securities are contributed to the Fund. In the event that the Employer Securities are not readily tradable on an established securities market, the value of the Employer Securities transferred to the Fund shall be determined by an independent appraiser in accordance with Section 8.9.

             (b) In no event shall the Employee Stock Ownership Contribution exceed for any Plan Year the maximum amount that may be deducted by the Employer under Section 404 of the Code (taking into account contributions made under other tax-qualified plans maintained by the Employer or a Related Employer), nor shall such contribution cause the Employer to violate its regulatory capital requirements. Each Employee Stock Ownership Contribution by the Employer shall be deemed to be made on the express condition that the Plan, as then in effect, shall be qualified under Sections 401(a) and 501(a) of the Code and that the amount of such contribution shall be deductible from the Employer's income under
Section 404 of the Code.

4.2          Time and Manner of Employee Stock Ownership Contribution.

             (a) The Employee Stock Ownership Contribution (if any) for each Plan Year shall be paid to the Trustee in one lump sum or installments at any time on or before the expiration of the time prescribed by law (including any extensions) for filing of the Employer's federal income tax return for its fiscal year ending concurrent with or during such Plan Year; provided, however, that the Employee Stock Ownership Contribution (if any) for a Plan Year shall be made in a timely manner to make any required payment of principal and/or interest on an Exempt Loan for such Plan Year. Any portion of the Employee Stock Ownership Contribution for each Plan Year that may be made prior to the last day of the Plan Year shall, if there is an Exempt Loan outstanding at such time, at the election of the Administrator, either (i) be applied immediately to make payments on such Exempt Loan or (ii) be maintained by the Trustee in the Employee Stock Ownership Suspense Account described in Section 5.2 until the last day of such Plan Year.

             (b) If an Employee Stock Ownership Contribution for a Plan Year is paid after the close of the Employer's fiscal year which ends concurrent with or during such Plan Year but on or prior to the due date (including any extensions) for filing of the Employer's federal income tax return for such fiscal year, it shall be considered, for allocation purposes, as an Employee Stock Ownership Contribution to the Fund for the Plan Year for which it was computed and accrued, unless such contribution is accompanied by a statement to the Trustee, signed by the Employer, which specifies that the Employee Stock Ownership Contribution is made with respect to the Plan Year in which it is received by the Trustee. Any Employee Stock Ownership Contribution paid by the Employer during any Plan Year but after the due date (including any extensions) for filing of its federal income tax return for the fiscal year of the Employer ending on or before the last day of the preceding Plan Year shall be treated, for allocation purposes, as an Employee Stock Ownership Contribution to the Fund for the Plan Year in which the contribution is paid to the Trustee.

             (c) Notwithstanding anything contained herein to the contrary, no Employee Stock Ownership Contribution shall be made for any Plan Year during which a limitations account created pursuant to Section 5.6(c)(3) is in existence until the balance of such limitations account has been reallocated in accordance with Section 5.6(c)(3).

4.3          Records of Contributions.

             The Employer shall deliver at least annually to the Trustee, with respect to the Employee Stock Ownership Contribution contemplated in Section 4.1, a certificate of the Administrator, in such form as the Trustee shall approve, setting forth:

             (a) The aggregate amount of such contribution, if any, to the Fund for such Plan Year;

             (b) The names, Internal Revenue Service identifying numbers and current residential addresses of all Participants in the Plan;

             (c) The amount and category of contributions to be allocated to each such Participant; and

             (d) Any other information reasonably required for the proper operation of the Plan.

4.4          Erroneous Contributions.

             (a) Notwithstanding anything herein to the contrary, upon the Employer's written request, a contribution which was made by a mistake of fact, or conditioned upon the initial qualification of the Plan, under Code Section 401(a), or upon the deductibility of the contribution under Section 404 of the Code, shall be returned to the Employer by the Trustee within one year after the payment of the contribution, the denial of the qualification or the disallowance of the deduction (to the extent disallowed), whichever is applicable; provided, however, that in the case of denial of the initial qualification of the Plan, a contribution shall not be returned unless an Application for Determination has been timely filed with the Internal Revenue Service. Any portion of a contribution returned pursuant to this Section 4.4 shall be adjusted to reflect its proportionate share of the losses of the Fund, but shall not be adjusted to reflect any earnings or gains. Notwithstanding any provisions of this Plan to the contrary, the right or claim of any Participant or Beneficiary to any asset of the Fund or any benefit under this Plan shall be subject to and limited by this Section 4.4.

             (b) In no event shall Employee contributions be accepted. Any such Employee contributions (and any earnings attributable thereto) mistakenly received by the Trustee shall promptly be returned to the Participant.

                                    ARTICLE V
                      ACCOUNTS, ALLOCATIONS AND INVESTMENTS

5.1          Establishment of Separate Participant Accounts.

             The Administrator shall establish and maintain a separate Account for each Participant in the Plan and for each Former Participant in accordance with the provisions of this Article V. Such separate Account shall be for bookkeeping purposes only and shall not require a segregation of the Fund, and no Participant, Former Participant or Beneficiary shall acquire any right to or interest in any specific assets of the Fund as a result of the allocations provided for under this Plan.

             (a)     Employee Stock Ownership Accounts.

             The Administrator shall establish a separate Employee Stock Ownership Account in the Fund for each Participant. The Administrator may establish subaccounts hereunder, an Employer Stock Account reflecting a Participant's interest in Employer Securities held by the Trust, and an Other Investments Account reflecting the Participant's interest in his Employee Stock Ownership Account other than Employer Securities. Each Participant's Employer Stock Account shall reflect his share of any Employee Stock Ownership Contribution made in Employer Securities, his allocable share of forfeitures (as described in Section 5.4), and any Employer Securities attributable to earnings on such stock. Each Participant's Other Investments Account shall reflect any Employee Stock Ownership Contribution made in cash, any cash dividends on Employer Securities allocated and credited to his Employee Stock Ownership Account (other than currently distributable dividends) and his share of corresponding cash forfeitures, and any income, gains, losses, appreciation, or depreciation attributable thereto.

             (b)     Distribution Accounts.

             In any case where distribution of a terminated Participant's vested Account is to be deferred, the Administrator shall establish a separate, nonforfeitable account in the Fund to which the balance in his Employee Stock Ownership Account in the Plan shall be transferred after such Participant incurs a Break. Unless the Former Participant's distribution accounts are segregated for investment purposes pursuant to Article IX, they shall share in Investment Adjustments.

             (c)     Other Accounts.

             The Administrator  shall establish such other separate accounts for
each   Participant   as  may  be  necessary  or  desirable  for  the  convenient administration of the Fund.

5.2          Establishment of Suspense Accounts.

             The Administrator shall establish a separate Employee Stock Ownership Suspense Account. There shall be credited to such account any Employee Stock Ownership Contribution that may be made prior to the last day of the Plan Year and that are allocable to the Employee Stock

Ownership Suspense Account pursuant to Section 4.2(a). The Employee Stock Ownership Suspense Account shall share proportionately as to time and amount in any Investment Adjustments. As of the last day of each Plan Year, the balance of the Employee Stock Ownership Suspense Account shall be added to the Employee Stock Ownership Contribution and allocated to the Employee Stock Ownership Accounts of Participants as provided in Section 5.5, except as provided herein. In the event that the Plan takes an Exempt Loan, the Employer Securities purchased thereby shall be allocated as Financed Shares to a separate Exempt Loan Suspense Account, from which Employer Securities shall be released in accordance with Section 8.5 and shall be allocated in accordance with Section 8.6(b).

5.3          Allocation of Earnings, Losses and Expenses.

             As of each Valuation Date, any increase or decrease in the net worth of the aggregate Employee Stock Ownership Accounts held in the Fund attributable to earnings, losses, expenses and unrealized appreciation or depreciation in each such aggregate account, as determined by the Trustee pursuant to the Trust Agreement, shall be credited to or deducted from the appropriate suspense accounts and all Participants' Employee Stock Ownership Accounts (except segregated distribution accounts described in Section 5.1(b) and the "limitations account" described in Section 5.6(c)(3)) in the proportion that the value of each such account (determined immediately prior to such allocation and before crediting any Employee Stock Ownership Contribution and forfeitures for the current Plan Year but after adjustment for any transfer to or from such accounts and for the time such funds were in such accounts) bears to the value of all Employee Stock Ownership Accounts.

5.4          Allocation of Forfeitures.

             As of the last day of each Plan Year, all forfeitures attributable to the Employee Stock Ownership Accounts which are then available for reallocation shall be, as appropriate, added to the Employee Stock Ownership Contribution (if any) for such year and allocated among the Participants' Employee Stock Ownership Accounts, as appropriate, in the manner provided in Sections 5.5 and 5.6.

5.5          Allocation of Employee Stock Ownership Contribution.

             As of the last day of each Plan Year for which the Employer shall make an Employee Stock Ownership Contribution, the Administrator shall allocate the Employee Stock Ownership Contribution (including reallocable forfeitures) for such Plan Year to the Employee Stock Ownership Account of each Participant who completed a Year of Vesting Service during that Plan Year. Such allocation shall be made in the same proportion that each such Participant's Compensation for such Plan Year bears to the total Compensation of all such Participants for such Plan Year, subject to Section 5.6.

5.6          Limitation on Annual Additions.
             (a) Notwithstanding any provisions of this Plan to the contrary, the total Annual Additions credited to a Participant's Account under this Plan (and accounts under any other defined contribution plan maintained by the Employer or a Related Employer) for any Limitation Year shall not exceed the lesser of:

             (1) 25% of the Participant's compensation (as defined below) for such Limitation Year; or

             (2) $30,000. Whenever otherwise allowed by law, the maximum amount of $30,000 shall be automatically adjusted annually for cost-of-living increases in accordance with Section 415(d) of the Code, and the highest such increase effective at any time during the Limitation Year shall be effective for the entire Limitation Year, without any amendment to this Plan.

             (b) Solely for the purpose of this Section 5.6, the term "compensation" is defined as wages, salaries, and fees for professional services, pre-tax elective deferrals and salary reduction contributions under a plan described in Section 401(k) or 125 of the Code, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or a Related Employer, to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Regs. Section 1.62-2(c)), and excluding the following:

             (1) Employer contributions by the Employer or a Related Employer to a plan of deferred compensation (other than elective deferrals under a plan described in Section 401(k) of the Code) which are not includable in the Employee's gross income for the taxable year in which contributed, or employer contributions by the Employer or a Related Employer under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

             (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

             (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

             (4) Other amounts which received special tax benefits (other than pre-tax salary reduction contributions under a plan described in Section 125 of the Code), or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

             (c) In the event that the limitations on Annual Additions described in Section 5.6(a) above are exceeded with respect to any Participant in any Limitation Year, as a result of the allocation of forfeitures, a reasonable error in estimating the Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, or under other limited facts and circumstances that the Commissioner of the Internal Revenue Service finds justify the application of this Subsection, then the contributions allocable to the Participant for such Limitation Year shall be reduced to the minimum extent required by such limitations, in the following order of priority:

             (1) The Administrator shall determine to what extent the Annual Additions to any Participant's Employee Stock Ownership Account must be reduced in each Limitation Year. The Administrator shall reduce the Annual Additions to all other qualified, tax-exempt retirement plans maintained by the Employer or a Related Employer in accordance with the terms contained therein for required reductions or reallocations mandated by Section 415 of the Code before reducing any Annual Additions in this Plan.

             (2) If any further reductions in Annual Additions are necessary, then the Employee Stock Ownership Contribution and forfeitures allocated during such Limitation Year to the Participant's Employee Stock Ownership Account shall be reduced. The amount of any such reductions in the Employee Stock Ownership Contribution and forfeitures shall be reallocated to all other Participants in the same manner as set forth under Sections 5.4 and 5.5.

             (3) Any amounts which cannot be reallocated to other Participants in a current Limitation Year in accordance with Section 5.6(c)(2) above because of the limitations contained in Sections 5.6(a) and (d) shall be credited to an account designated as the "limitations account" and carried forward to the next and subsequent Limitation Years until it can be reallocated to all Participants as set forth in Sections 5.4 and 5.5, as appropriate. No Investment Adjustments shall be allocated to this limitations account. In the next and subsequent Limitation Years, all amounts in the limitations account must be allocated in the manner described in Sections 5.4 and 5.5, as appropriate, before any Employee Stock Ownership Contribution may be made to this Plan for that Limitation Year.

             (4) In the event this Plan is voluntarily terminated by the Employer under Section 13.5, any amounts credited to the limitations account described in Section 5.6(c)(3) above which have not be reallocated as set forth herein shall be distributed to the Participants who are still employed by the Employer on the date of termination, in the proportion that each Participant's Compensation bears to the Compensation of all Participants.

5.7          Erroneous Allocations.

             No Participant shall be entitled to any Annual Additions or other allocations to his Account in excess of those permitted under Sections 5.3, 5.4, 5.5, and 5.6. If it is determined at any time that the Administrator and/or Trustee have erred in accepting and allocating any contributions or forfeitures under this Plan, or in allocating Investment Adjustments, or in excluding or including any person as a Participant, then the Administrator, in a uniform and nondiscriminatory manner, shall determine the manner in which such error shall be corrected and shall promptly advise the Trustee in writing of such error and of the method for correcting such error. The accounts of any or all Participants may be revised, if necessary, in order to correct such error. To the extent applicable, such correction shall be made in accordance with the provisions of IRS Revenue Procedure 98-22 (or any amendment or successor thereto).

5.8          Value of Participant's Account.

             At any time, the value of a Participant's Account shall consist of the aggregate value of his Employee Stock Ownership Account and his distribution account, if any, determined as of the next-preceding Valuation Date. The Administrator shall maintain adequate records of the cost basis of Employer Securities allocated to each Participant's Employee Stock Ownership Account.

5.9          Investment of Account Balances.

             The Employee Stock Ownership  Accounts shall be invested  primarily in Employer Securities. All sales of Employer Securities by the Trustee attributable to the Employee Stock Ownership Accounts of all Participants shall be charged pro rata to the Employee Stock Ownership Accounts of all Participants.

                                   ARTICLE VI
                RETIREMENT, DEATH AND DESIGNATION OF BENEFICIARY

6.1          Normal Retirement.

             A Participant who reaches his Normal Retirement Date and who shall retire at that time shall thereupon be entitled to retirement benefits based on the value of his Account, payable pursuant to the provisions of Section 9.1. A Participant who remains in Service after his Normal Retirement Date shall not be entitled to any retirement benefits until his actual termination of Service thereafter (except as provided in Section 9.4), and he shall meanwhile continue to participate in this Plan.

6.2          Early Retirement.

             A Participant who reaches his Early Retirement Date may retire at such time (or, at his election, as of the first day of any month thereafter prior to his Normal Retirement Date) and shall thereupon be entitled to retirement benefits based on the vested value of his Account, payable pursuant to the provisions of Section 9.1.

6.3          Disability Retirement.

             In the event a Participant incurs a Disability, he may retire on his Disability Retirement Date and shall thereupon be entitled to retirement benefits based on the value of his Account, payable pursuant to the provisions of Section 9.1.

6.4          Death Benefits.

             (a) Upon the death of a Participant before his Retirement or other termination of Service, the value of his Account shall be payable pursuant to the provisions of Section 9.1. The Administrator shall direct the Trustee to distribute his Account to any surviving Beneficiary designated by the Participant or, if none, to such persons specified in Section 6.5(b).

             (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee to distribute any undistributed balance of his Account to any surviving Beneficiary designated by him or, if none, to such persons specified in Section 6.5(b).

             (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive the balance credited to the Account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

6.5          Designation of Beneficiary and Manner of Payment.

             (a) Each Participant shall have the right to designate a Beneficiary to receive the sum or sums to which he may be entitled upon his death. The Participant may also designate the manner in which any death benefits under this Plan shall be payable to his Beneficiary, provided that such designation is in accordance with Section 9.5. Such designation of Beneficiary and manner of payment shall be in writing and delivered to the Administrator, and shall be effective when received by the Administrator while the Participant is alive. The Participant shall have the right to change such designation by notice in writing to the Administrator while the Participant is alive. Such change of Beneficiary or the manner of payment shall become effective upon its receipt by the Administrator while the Participant is alive. Any such change shall be deemed to revoke all prior designations.

             (b) If a Participant shall fail to designate validly a Beneficiary, or if no designated Beneficiary survives the Participant, the balance credited to his Account shall be paid to the person or persons in the first of the following classes of successive preference Beneficiaries surviving at the death of the Participant: the Participant's (1) widow or widower, (2) natural-born or adopted children, (3) natural-born or adoptive parents, and (4) estate. The Administrator shall determine which Beneficiary, if any, shall have been validly designated or entitled to receive the balance credited to the Participant's Account in accordance with the foregoing order of preference, and its decision shall be binding and conclusive on all persons.

             (c) Notwithstanding the foregoing, if a Participant is married on the date of his death, the sum or sums to which he may be entitled under this Plan upon his death shall be paid to his spouse, unless the Participant's spouse shall have consented to the election of another Beneficiary. Such a spousal consent shall be in writing and shall be witnessed either by a representative of the Administrator or by a notary public. Any designation by an unmarried Participant shall be rendered ineffective by any subsequent marriage, and any consent of a spouse shall be effective only as to that spouse. If it is established to the satisfaction of the Administrator that spousal consent cannot be obtained because there is no spouse, because the spouse cannot be located, or other reasons prescribed by governmental regulations, the consent of the spouse may be waived, and the Participant may designate a Beneficiary or Beneficiaries other than his spouse.

                                   ARTICLE VII
                             VESTING AND FORFEITURES

7.1          Vesting on Death, Disability and Normal Retirement.

             Unless his participation in this Plan shall have terminated prior thereto, upon a Participant's death, Disability or Normal Retirement Date (whether or not he actually retires at that time) while he is still employed by the Employer, the Participant's entire Account shall be fully vested and nonforfeitable.

7.2          Vesting on Termination of Participation.

             Upon termination of his participation in this Plan for any reason other than death, Disability, or Normal Retirement, a Participant shall be vested in a percentage of his Employee Stock Ownership Account, such vested percentage to be determined under the following table, based on the Years of Vesting Service (including Years of Vesting Service prior to the Effective Date) credited to him at the time of his termination of participation:

                     Years of Vesting Service             Percentage Vested

                              0                                     0%
                              1                                    20%
                              2                                    40%
                              3                                    60%
                              4                                    80%
                              5 or more                           100%

             Any portion of the Participant's Employee Stock Ownership Account which is not vested at the time he incurs a Break shall thereupon be forfeited and disposed of pursuant to Section 7.3. In such event, Employer Securities shall be forfeited only after other assets. Distribution of the vested portion of a terminated Participant's interest in the Plan shall be payable in any manner permitted under Section 9.1.

7.3          Disposition of Forfeitures.

             (a) In the event a Participant incurs a Break and subsequently resumes both his Service and his participation in the Plan prior to incurring at least 5 Breaks, the forfeitable portion of his Employee Stock Ownership Account shall be reinstated to the credit of the Participant as of the date he resumes participation.

             (b) In the event a Participant terminates Service and subsequently incurs a Break and receives a distribution of the entire nonforfeitable portion of his Account, or in the event a Participant does not terminate Service, but incurs at least 5 Breaks, or in the event that a Participant terminates Service and incurs at least 5 Breaks but has not received such distribution, then the forfeitable portion of his Employee Stock Ownership Account, including Investment Adjustments, shall be reallocated to other Participants, pursuant to
Section 5.4, as of the date the Participant incurs such Break or Breaks, as the case may be.

             (c) In the event a former Participant who had received a distribution from the Plan is rehired, he shall repay the amount of his distribution before the earlier of 5 years after the date of his rehire by the Employer, or the close of the first period of 5 consecutive Breaks commencing after the withdrawal, in order for any forfeited amounts to be restored to him.

                                  ARTICLE VIII
                       EMPLOYEE STOCK OWNERSHIP PROVISIONS

8.1          Right to Demand Employer Securities.

             A Participant entitled to a distribution from his Account shall be entitled to demand that his interest in the Account be distributed to him in the form of Employer Securities, all subject to Section 9.9. The Administrator shall notify the Participant of his right to demand distribution of his vested Account balance entirely in whole shares of Employer Securities (with the value of any fractional share paid in cash). However, if the charter or by-laws of the Employer restrict ownership of substantially all of the outstanding Employer Securities to Employees and the Trust, then the distribution of a Participant's vested Account shall be made entirely in the form of cash or other property, and the Participant is not entitled to a distribution in the form of Employer Securities.

8.2          Voting Rights.

             Each Participant with an Employee Stock Ownership Account shall be entitled to direct the Trustee as to the manner in which the Employer Securities in such account are to be voted. Employer Securities held in the Employee Stock Ownership Suspense Account or the Exempt Loan Suspense Account shall be voted by the Trustee on each issue with respect to which shareholders are entitled to vote in the same proportion as the Participants who directed the Trustee as to the manner of voting their shares in the Employee Stock Ownership Accounts with respect to such issue. In the event that a Participant fails to give timely voting instructions to the Trustee with respect to the voting of Employer Securities that are allocated to his Employee Stock Ownership Account, the Trustee shall vote such shares in its discretion.

8.3          Nondiscrimination in Employee Stock Ownership Contribution.

             In the event that the amount of the Employee Stock Ownership Contribution that would be required in any Plan Year to make the scheduled payments on an Exempt Loan would exceed the amount that would otherwise be deductible by the Employer for such Plan Year under Code Section 404, then no more than one-third of the Employee Stock Ownership Contribution for the Plan Year, which is also the Employer's taxable year, shall be allocated to the group of Employees who are Highly Compensated Employees. The amount that may not allocated to Highly Compensated Employees on account of the preceding sentence shall be allocated among Participants who are not Highly Compensated Employees as provided in Section 5.5 (but disregarding Highly Compensated Employees). Notwithstanding the foregoing, contributions shall be made to Highly Compensated Employees to the extent necessary to satisfy Section 10.6, and the allocations to other Highly Compensated Employees shall be further adjusted to satisfy the requirements of the first sentence of this Section 8.3 (with such amounts be allocated as provided herein).

8.4          Dividends.

             Dividends paid with respect to Employer Securities credited to a Participant's Employee Stock Ownership Account as of the record date for the dividend payment may be allocated to the Participant's Employee Stock Ownership Account, paid in cash to the Participant, or used by the Trustee to make payments on an Exempt Loan, pursuant to the direction of the Administrator. If the Administrator shall direct that the aforesaid dividends shall be paid directly to Participants, the dividends paid with respect to such Employer Securities shall be paid to the Plan, from which dividend distributions in cash shall be made to the Participants with respect to the Employer Securities in their Employee Stock Ownership Accounts within 90 days of the close of the Plan Year in which the dividends were paid. If dividends on Employer Securities already allocated to Participants' Employee Stock Ownership Accounts are used to make payments on an Exempt Loan, the Employer Securities which are released from the Exempt Loan Suspense Account shall first be allocated to each Employee Stock Ownership Account in an amount equal to the amount of dividends that would have been allocated to such Account if the dividends had not been used to make payments on an Exempt Loan, and the remaining Employer Securities (if any) which are released shall be allocated in the proportion that the value of each Employee Stock Ownership Account bears to the value of all such Accounts, all in accordance with Section 5.5 of the Plan and Section 404(k) of the Code. Dividends on Employer Securities obtained pursuant to an Exempt Loan and still held in the Exempt Loan Suspense Account may be used to make payments on an Exempt Loan, as described in Section 8.6.

8.5          Exempt Loans.

             (a) The Sponsor may direct the Trustee to obtain Exempt Loans. The Exempt Loan may take the form of (i) a loan from a bank or other commercial lender to purchase Employer Securities (ii) a loan from the Employer to the Plan; or (iii) an installment sale of Employer Securities to the Plan. The proceeds of any such Exempt Loan shall be used, within a reasonable time after the Exempt Loan is obtained, only to purchase Employer Securities, repay the Exempt Loan, or repay any prior Exempt Loan. Any such Exempt Loan shall provide for no more than a reasonable rate of interest and shall be without recourse against the Plan. The number of years to maturity under the Exempt Loan must be definitely ascertainable at all times. The only assets of the Plan that may be given as collateral for an Exempt Loan are Financed Shares acquired with the proceeds of the Exempt Loan and Financed Shares that were used as collateral for a prior Exempt Loan repaid with the proceeds of the current Exempt Loan. Such Financed Shares so pledged shall be placed in an Exempt Loan Suspense Account. No person or institution entitled to payment under an Exempt Loan shall have recourse against Trust assets other than the Financed Shares, the Employer Stock Ownership Contribution (other than contributions of Employer Securities) that is available under the Plan to meet obligations under the Exempt Loan, and earnings attributable to such Financed Shares and the investment of such contribution. Any Employee Stock Ownership Contribution paid during the Plan Year in which an Exempt Loan is made (whether before or after the date the proceeds of the Exempt Loan are received), any Employee Stock Ownership Contribution paid thereafter until the Exempt Loan has been repaid in full, and all earnings from investment of such Employee Stock Ownership

Contribution, without regard to whether any such Employee Stock Ownership Contribution and earnings have been allocated to Participants' Employee Stock Ownership Accounts, shall be available to meet obligations under the Exempt Loan as such obligations accrue, or prior to the time such obligations accrue, unless otherwise provided by the Employer at the time any such contribution is made. Any pledge of Employer Securities shall provide for the release of Financed Shares upon the payment of any portion of the Exempt Loan.

             (b) For each Plan Year during the duration of the Exempt Loan, the number of Financed Shares released from such pledge shall equal the number of Financed Shares held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the sum of principal and interest paid in such Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. Such years will be determined without taking into account any possible extension or renewal periods. If interest on any Exempt Loan is variable, the interest to be paid in future years under the Exempt Loan shall be computed by using the interest rate applicable as of the end of the Plan Year.

             (c) Notwithstanding the foregoing, the Trustee may, in accordance with the direction of the Administrator, obtain an Exempt Loan pursuant to the terms of which the number of Financed Shares to be released from encumbrance shall be determined with reference to principal payments only. In the event that such an Exempt Loan is obtained, annual payments of principal and interest shall be at a cumulative rate that is not less rapid at any time than level payments of such amounts for not more than 10 years. The amount of interest in any such annual loan repayment shall be disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. The requirement set forth in the preceding sentence shall not be applicable from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the Exempt Loan, the renewal period, the extension period, and the duration of a new Exempt Loan exceeds 10 years.

8.6          Exempt Loan Payments.

             (a) Payments of principal and interest on any Exempt Loan during a Plan Year shall be made by the Trustee (as directed by the Administrator) only from (1) the Employee Stock Ownership Contribution to the Trust made to meet the Plan's obligation under an Exempt Loan (other than contributions of Employer Securities) and from any earnings attributable to Financed Shares and investments of such contributions (both received during or prior to the Plan
Year); (2) the proceeds of a subsequent Exempt Loan made to repay a prior Exempt Loan; and (3) the proceeds of the sale of any Financed Shares. Such contribution and earnings shall be accounted for separately by the Plan until the Exempt Loan is repaid.

             (b) Employer Securities released from the Exempt Loan Suspense Account by reason of the payment of principal or interest on an Exempt Loan from amounts allocated to Participants' Employee Stock Ownership Accounts shall immediately upon release be allocated as set forth in Section 5.5.

             (c) The Employer shall contribute to the Trust sufficient amounts to enable the Trust to pay principal and interest on any such Exempt Loans as they are due, provided, however, that no such contribution shall exceed the limitations in Section 5.6. In the event that such contributions by reason of the limitations in Section 5.6 are insufficient to enable the Trust to pay principal and interest on such Exempt Loan as it is due, then upon the Administrator's direction the Employer shall:

             (1) Make an Exempt Loan to the Trust in sufficient amounts to meet such principal and interest payments. Such new Exempt Loan shall be subordinated to the prior Exempt Loan. Employer Securities released from the pledge of the prior Exempt Loan shall be pledged as collateral to secure the new Exempt Loan. Such Employer Securities will be released from this new pledge and allocated to the Employee Stock Ownership Accounts of the Participants in accordance with the applicable provisions of the Plan;

             (2) Purchase any Financed Shares in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest repayments. Any such sale by the Plan shall meet the requirements of Section 408(e) of the Act; or

             (3)     Any combination of the foregoing.

             However, the Employer shall not, pursuant to the provisions of this subsection, do, fail to do or cause to be done any act or thing which would result in a disqualification of the Plan as an employee stock ownership plan under Section 4975(e)(7) of the Code.

             In the event of default upon an Exempt Loan, the value of the Trust fund transferred in satisfaction of the Exempt Loan shall not exceed the amount of default. If the lender is a disqualified person (within the meaning of Code
Section 4975(e)(2)), then the Exempt Loan shall provide for a transfer of Trust funds upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan.

             (d) Except as provided in Section 8.1 above and notwithstanding any amendment to or termination of the Plan which causes it to cease to qualify as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, or any repayment of an Exempt Loan, no shares of Employer Securities acquired with the proceeds of an Exempt Loan obtained by the Trust to purchase Employer Securities may be subject to a put, call or other option, or buy-sell or similar arrangement, while such shares are held by the Plan or when such shares are distributed from the Plan.

             (e) If Employer Securities acquired with the proceeds of an Exempt Loan is available for distribution and consists of more than one class, then a Participant or his Beneficiary must receive substantially the same proportion of each such class. If a portion of a Participant's Account is forfeited, Employer Securities allocated to the Participant's Account shall be forfeited only after other assets in the Participant's Account have been forfeited. If interest in more than one class of Employer Securities has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

8.7          Put Option.

             In the event that the Employer Securities distributed to a Participant are not readily tradable on an established market, the Participant shall be entitled to require that the Employer repurchase the Employer Securities under a fair valuation formula, as provided by governmental regulations. The Participant or Beneficiary shall be entitled to exercise the put option described in the preceding sentence for a period of not more than 60 days following the date of distribution of Employer Securities to him. If the put option is not exercised within such 60-day period, the Participant or Beneficiary may exercise the put option during an additional period of not more than 60 days after the beginning of the first day of the first Plan Year following the Plan Year in which the first put option period occurred, all as provided in regulations promulgated by the Secretary of the Treasury.

             If a Participant exercises the foregoing put option with respect to Employer Securities that were distributed as part of a total distribution pursuant to which a Participant's Employee Stock Ownership Account is distributed to him in a single taxable year, the Employer or the Plan may elect to pay the purchase price of the Employer Securities over a period not to exceed 5 years. Such payments shall be made in substantially equal installments not less frequently than annually over a period beginning not later than 30 days after the exercise of the put option. Reasonable interest shall be paid to the Participant with respect to the unpaid balance of the purchase price, and adequate security shall be provided with respect thereto. In the event that a Participant exercises a put option with respect to Employer Securities that are distributed as part of an installment distribution, if permissible under Section 9.5, the amount to be paid for such securities shall be paid not later than 30 days after the exercise of the put option.

8.8          Diversification Requirements.

             Each Participant who has completed at least 10 years of participation in the Plan and has attained age 55 may elect within 90 days after the close of each Plan Year during his "qualified election period" to direct the Plan as to the investment of at least 25 percent of his Employee Stock Ownership Account (to the extent such percentage exceeds the amount to which a prior election under this Section 8.8 had been made). For purposes of this Section 8.8, the term "qualified election period" shall mean the 6-Plan-Year period beginning with the Plan Year in which the Participant attains age 55 (or, if later, beginning with the Plan Year after the first Plan Year in which the Employee first completes at least 10 years of participation in the Plan). In the case of an Employee who has attained age 60 and completed 10 years of participation in the prior Plan Year and in the case of the election year in which any other Participant who has met the minimum age and service requirements for diversification can make his last election hereunder, he shall be entitled to direct the Plan as to the investment of at least 50 percent of his Employee Stock Ownership Account (to the extent such percentage exceeds the amount to which a prior election under this Section 8.8 had been made). The Plan shall make available at least 3 investment options (chosen by the Administrator in accordance with regulations prescribed by the Department of Treasury) to each Participant making an election hereunder. The Plan shall be deemed to have met the requirements of this Section if the portion of the Participant's Employee Stock Ownership Account covered by the election hereunder is distributed to the Participant or his designated Beneficiary within 90 days after the period during which the election may be made. In the absence of such a distribution, the Trustee shall implement the Participant's election within 90 days following the expiration of the qualified election period. Notwithstanding the foregoing, if the fair market value of the Employer Securities allocated to the Employee Stock Ownership Account of a Participant otherwise entitled to diversify hereunder is $500 or less as of the Valuation Date immediately preceding the first day of any election period, then such Participant shall not be entitled to an election under this Section 8.8 for that qualified election period.

8.9          Independent Appraiser.

             An independent appraiser meeting the requirements of the regulations promulgated under Code Section 170(a)(1) shall value the Employer Securities in those Plan Years when such securities are not readily tradable on an established securities market.

8.10         Nonterminable Rights.

             The provisions of this Article VIII shall continue to be applicable to Employer Securities held by the Trustee, whether or not allocated to Participants' and Former Participants' Accounts, even if the Plan ceases to be an employee stock ownership plan, as defined in Section 4975(e)(7) of the Code.

                                   ARTICLE IX
                           PAYMENTS AND DISTRIBUTIONS

9.1          Payments on Termination of Service - In General.

             All benefits provided under this Plan shall be funded by the value of a Participant's vested Account in the Plan. As soon as practicable after a Participant's Retirement, Disability, death or other termination of Service, the Administrator shall ascertain the value of his vested Account, as provided in
Article V, and the Administrator shall hold or dispose of the same in accordance with the following provisions of this Article IX.

9.2          Commencement of Payments.

             (a) Distributions upon Retirement, Disability or Death. Upon a Participant's Retirement, Disability or death, payment of benefits under this Plan shall, unless the Participant otherwise elects (in accordance with Section 9.3), commence as soon as practicable after the Valuation Date next following the date of the Participant's Retirement, Disability or death.

             (b) Distribution following Termination of Service. Unless a Participant elects otherwise, if a Participant terminates Service prior to Retirement, Disability or death, he shall be accorded an opportunity to commence receipt of benefits as soon as practicable after the Valuation Date next following the date of his termination of Service. A Participant who terminates Service with a vested Account balance shall be entitled to receive from the Administrator a statement of his benefits. In the event that a Participant elects not to commence receipt of distribution in accordance with this Section 9.2(b) after the Participant incurs a Break, the Administrator shall transfer his vested Account balance to a distribution account. If a Participant's vested Account balance does not exceed (or at the time of any prior distribution did not exceed) $5,000, the Plan Administrator shall distribute the vested portion of his Account balance as soon as administratively feasible without the consent of the Participant or his spouse.

             (c) Distribution of Accounts Greater Than $5,000. If the value of a Participant's vested Account balance exceeds (or at the time of any prior distribution exceeded) $5,000, and the Account balance is immediately distributable, the Participant must consent to any distribution of such Account balance. The Administrator shall notify the Participant of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. The consent of the Participant shall not be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415.

9.3          Mandatory Commencement of Benefits.

             (a) Unless a Participant elects otherwise, in writing, distribution of benefits will begin no later than the 60th day after the latest to occur of the close of the Plan Year in which (i) the Participant attains age 65, (ii) the tenth anniversary of the Plan Year in which the Participant commenced participation, or (iii) the Participant terminates Service with the Employer and all Related Employers.

             (b) In the event that the Plan shall be subsequently amended to provide for a form of distribution other than a lump sum, as of the first distribution calendar year, distributions, if not made in a lump sum, may be made only over one of the following periods (or a combination thereof):

               (i)   the life of the Participant,

              (ii)   the life of the Participant and the designated Beneficiary,

             (iii) a period certain not extending beyond the life expectancy of the Participant, or

             (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

             (c) In the event that the Plan shall be subsequently amended to provide for a form of distribution other than a lump sum, if the Participant's interest is to be distributed in other than a lump sum, the following minimum distribution rules shall apply on or after the required beginning date:

               (i) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

              (ii) The amount to be distributed each year, beginning with distributions for the first distribution calendar year, shall not be less than the quotient obtained by dividing the Participant's Account balance by the lesser of (1) the applicable life expectancy, or (2) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the Proposed Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in subsection (iii) of Section 9.3(b) above as the relevant divisor without regard to Proposed Regulations section 1.401(a)(9)-2.

             (iii) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of the distribution calendar year.

             (d) If a Participant dies after a distribution has commenced in accordance with Section 9.3(b) but before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed to his Beneficiary at least as rapidly as under the method of distribution in effect as of the date of his death.

             (e) If a Participant shall die before the distribution of his Account balance has begun, the entire Account balance shall be distributed by December 31 of the calendar year containing the fifth anniversary of the death of the Participant, except in the following events:

             (i) If any portion of the Participant's Account balance is payable to (or for the benefit of) a designated Beneficiary over a period not extending beyond the life expectancy of such Beneficiary and such distributions begin not later than December 31 of the calendar year immediately following the calendar year in which the Participant died; or

             (ii) If any portion of the Participant's Account balance is payable to (or for the benefit of) the Participant's spouse over a period not extending beyond the life expectancy of such spouse and such distributions begin no later than December 31 of the calendar year in which the Participant would have attained age 70-1/2.

             If the Participant has not made a distribution election by the time of his death, the Participant's designated Beneficiary shall elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Article or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated
Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

             (f) For purposes of this Article, the life expectancy of a Participant and his spouse may be redetermined but not more frequently than annually. The life expectancy (or joint and last survivor expectancy) shall be calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated, such succeeding calendar year. Unless otherwise elected by the Participant (or his spouse, if applicable) by the time distributions are required to begin, life expectancies shall be recalculated annually. Any election not to recalculate shall be irrevocable and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

             (g) For purposes of Section 9.3(b) and 9.3(e), any amount paid to a child shall be treated as if it had been paid to a surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under regulations).

             (h) For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to this Article.

9.4          Required Beginning Dates.

             The required beginning date of a Participant who is a 5-percent owner of the Employer is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2. The required beginning date of a Participant who is not a 5-percent owner shall be April 1 of the calendar year following the later of either: (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant retires. A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5- percent owner as defined in section 416(i) of the Code (but without regard to whether the plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year. Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

9.5          Form of Payment.

             Each Participant's vested Account balance shall be distributed in a lump sum payment. Notwithstanding the preceding sentence, but subject to Section 9.3, the Administrator may not distribute a lump sum without the Participant's consent when the present value of a Participant's total Account balance is in excess of $5,000. This form of payment shall be the normal form of distribution. Furthermore, however, in the event that the Administrator must commence distributions, as required by Section 9.4 herein, with respect to an Employee who has attained age 70-1/2 and is still employed by the Employer, if the Employee does not elect a lump sum distribution, payments shall be made in installments in such amounts as shall satisfy the minimum distribution rules of
Section 9.3.

9.6          Payments Upon Termination of Plan.

             Upon termination of this Plan pursuant to Sections 13.2, 13.4, 13.5 or 13.6, the Administrator shall continue to perform its duties and the Trustee shall make all payments upon the following terms, conditions and provisions: The Account balance of each affected Participant and Former Participant shall immediately become fully vested and nonforfeitable; the Account balance of all Participants and Former Participants shall be determined within 60 days after such termination, and the Administrator shall have the same powers to direct the Trustee in making payments as contained in Sections 9.1 and 13.5.

9.7          Distributions Pursuant to Qualified Domestic Relations Orders.

             Upon receipt of a domestic relations order, the Administrator shall promptly notify the Participant and any alternate payee of receipt of the order and the Plan's procedure for determining whether the order is a Qualified Domestic Relations Order. While the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined, if the benefits would otherwise be paid, the Administrator shall segregate in a separate account in the Plan the amounts that would be payable to the alternate payee during such period if the order were a Qualified Domestic Relations Order. If within 18 months the order is determined to be a Qualified Domestic Relations Order, the amounts so segregated, along with the interest or investment earnings attributable thereto, shall be paid to the alternate payee. Alternatively, if within 18 months, it is determined that the order is not a Qualified Domestic Relations Order or if the issue is still unresolved, the amounts segregated under this Section 9.7, with the earnings attributable thereto, shall be paid to the Participant or Beneficiary who would have been entitled to such amounts if there had been no order. The determination as to whether the order is qualified shall be applied prospectively. Thus, if the Administrator determines that the order is a Qualified Domestic Relations Order after the 18-month period, the Plan shall not be liable for payments to the alternative payee for the period before the order is determined to be a Qualified Domestic Relations Order.

9.8          Cash-Out Distributions.

             If a Participant receives a distribution of his entire vested Account balance because of the termination of his participation in the Plan, the Plan shall disregard a Participant's Service with respect to which such cash-out distribution shall have been made, in computing his Account balance in the event that a Former Participant shall again become an Employee and become eligible to participate in the Plan. Such a distribution shall be deemed to be made on termination of participation in the Plan if it is made not later than the close of the second Plan Year following the Plan Year in which such termination occurs. The forfeitable portion of a Participant's Account balance shall be restored upon repayment to the Plan by such Former Participant of the full amount of the cash-out distribution, provided that the Former Participant again becomes an Employee. Such repayment must be made by the Employee not later than the end of the 5-year period beginning with the date of the distribution. Forfeitures required to be restored by virtue of such repayment shall be restored from the following sources in the following order of preference: (i) current forfeitures; (ii) an additional Employee Stock Ownership Contribution, as appropriate, and as subject to Section 5.6; and (iii) investment earnings of the Fund. In the event that a Participant's Account balance is totally forfeitable, a Participant shall be deemed to have received a distribution of zero upon his termination of Service. In the event of a return to Service within 5 years of the date of his deemed distribution, the Participant shall be deemed to have repaid his distribution in accordance with the rules of this Section 9.8.

9.9          ESOP Distribution Rules.

             Notwithstanding any provision of this Article IX to the contrary, the distribution of a Participant's Employee Stock Ownership Account (unless the Participant elects otherwise in writing) shall commence as soon as administratively feasible as of the first Valuation Date coincident with or next following his death, Disability or termination of Service, but not later than 1 year after the close of the Plan Year in which the Participant separates from Service by reason of the attainment of his Normal Retirement Date, Disability, death or separation from Service. In addition, all distributions hereunder shall, to the extent that the Participant's Account is invested in Employer Securities, be made in the form of Employer Securities or cash, or a combination of Employer Securities and cash, in the discretion of the Administrator, subject to the Participant's right to demand Employer Securities in accordance with
Section 8.1. Fractional shares, however, may be distributed in the form of cash.

9.10         Direct Rollover.

             (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article IX, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the distributee in a "direct rollover."

             (b) For purposes of this Section 9.10, an "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an "eligible rollover distribution" does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

             (c) For purposes of this Section 9.10, an "eligible retirement plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an "eligible rollover distribution" to the surviving spouse, an "eligible retirement plan" is an individual retirement account or individual retirement annuity.

             (d) For purposes of this Section 9.10, a distributee includes a Participant or Former Participant. In addition, the Participant's or Former Participant's surviving spouse and the Participant's or Former Participant's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are "distributees" with regard to the interest of the spouse or former spouse.

             (e) For purposes of this Section 9.10, a "direct rollover" is a payment by the Plan to the "eligible retirement plan" specified by the distributee.

9.11         Waiver of 30-day Notice.

             If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

9.12         Re-employed Veterans.

             Notwithstanding any provision of the Plan to the contrary, contributions, benefits, Plan loan repayment suspensions and Service credit with respect to qualified military service will be provided in accordance with Code
Section 414(u).

9.13         Share Legend.

             Employer Securities held or distributed by the Trustee may include such legend restrictions on transferability as the Employer may reasonably require in order to assure compliance with applicable Federal and State securities and other laws.

                                    ARTICLE X
                     PROVISIONS RELATING TO TOP-HEAVY PLANS

10.1         Top-Heavy Rules to Control.

             Anything contained in this Plan to the contrary notwithstanding, if for any Plan Year the Plan is a top-heavy plan, as determined pursuant to
Section  416 of the  Code,  then the Plan  must  meet the  requirements  of this
Article X for such Plan Year.

10.2         Top-Heavy Plan Definitions.

             Unless a different meaning is plainly implied by the context, the following terms as used in this Article X shall have the following meanings:

             (a) "Accrued Benefit" shall mean the account balances or accrued benefits of an Employee, calculated pursuant to Section 10.3.

             (b) "Determination Date" shall mean, with respect to any particular Plan Year of this Plan, the last day of the preceding Plan Year (or, in the case of the first Plan Year of the Plan, the last day of the first Plan Year). In addition, the term "Determination Date" shall mean, with respect to any particular plan year of any plan (other than this Plan) in a Required Aggregation Group or a Permissive Aggregation Group, the last day of the plan year of such plan which falls within the same calendar year as the Determination Date for this Plan.

             (c) "Employer" shall mean the Employer (as defined in Section 1.1(q)) and any entity which is (1) a member of a controlled group including such Employer, while it is a member of such controlled group (within the meaning of Section 414(b) of the Code), (2) in a group of trades or businesses under common control with such Employer, while it is under common control (within the meaning of Section 414(c) of the Code), and (3) a member of an affiliated service group including such Employer, while it is a member of such affiliated service group (within the meaning of Section 414(m) of the Code).

             (d) "Key Employee" shall mean any Employee or former Employee (or any Beneficiary of such Employee or former Employee, as the case may be) who, at any time during the Plan Year or during the 4 immediately preceding Plan Years, is one of the following:

             (1) An officer of the Employer who has compensation greater than 50% of the amount in effect under Code 415(b)(1)(A) for the Plan Year; provided, however, that no more than 50 Employees (or, if lesser, the greater of 3 or 10% of the Employees) shall be deemed officers;

             (2) One of the 10 Employees having annual compensation (as defined in Section 415 of the Code) in excess of the limitation in effect under Section 415(c)(1)(A) of the Code, and owning (or considered as owning, within the meaning of Section 318 of the Code) the largest interests in the Employer;

             (3) Any Employee owning (or considered as owning, within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer; or

             (4) Any Employee having annual compensation (as defined in Section 415 of the Code) of more than $150,000 and who would be described in Section 10.2(d)(3) if "1%" were substituted for "5%" wherever the latter percentage appears.

             For purposes of applying Section 318 of the Code to the provisions of this Section 10.2(d), Section 318(a)(2)(C) of the Code shall be applied by substituting "5%" for "50%" wherever the latter percentage appears. In addition, for purposes of this Section 10.2(d), the provisions of Section 414(b), (c) and
(m) shall not apply in determining ownership interests in the Employer. However, for purposes of determining whether an individual has compensation in excess of $150,000, or whether an individual is a Key Employee under Section 10.2(d)(1) and (2), compensation from each entity required to be aggregated under Sections 414(b), (c) and (m) of the Code shall be taken into account. Notwithstanding anything contained herein to the contrary, all determinations as to whether a person is or is not a Key Employee shall be resolved by reference to Section 416 of the Code and any rules and regulations promulgated thereunder.

             (e) "Non-Key Employee" shall mean any Employee or former Employee (or any Beneficiary of such Employee or former Employee, as the case may be) who is not considered to be a Key Employee with respect to this Plan.

             (f) "Permissive Aggregation Group" shall mean all plans in the Required Aggregation Group and any other plans maintained by the Employer which satisfy Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group.

             (g) "Required Aggregation Group" shall mean each plan (including any terminated plan) of the Employer in which a Key Employee is (or in the case of a terminated plan, had been) a Participant in the Plan Year containing the Determination Date or any of the 4 preceding Plan Years, and each other plan of the Employer which enables any plan of the Employer in which a Key Employee is a Participant to meet the requirements of Sections 401(a)(4) and 410 of the Code.

10.3         Calculation of Accrued Benefits.

             (a)     An Employee's Accrued Benefit shall be equal to:

             (1) With respect to this Plan or any other defined contribution plan (other than a defined contribution pension plan) in a Required Aggregation Group or a Permissive Aggregation Group, the Employee's account balances under the respective plan, determined as of the most recent plan valuation date within a 12-month period ending on the Determination Date, including contributions actually made after the valuation date but before the Determination Date

(and, in the first plan year of a plan, also including any contributions made after the Determination Date which are allocated as of a date in the first plan year).

             (2) With respect to any defined contribution pension plan in a Required Aggregation Group or a Permissive Aggregation Group, the Employee's account balances under the plan, determined as of the most recent plan valuation date within a 12-month period ending on the Determination Date, including contributions which have not actually been made, but which are due to be made as of the Determination Date.

             (3) With respect to any defined benefit plan in a Required Aggregation Group or a Permissive Aggregation Group, the present value of the Employee's accrued benefits under the plan, determined as of the most recent plan valuation date within a 12-month period ending on the Determination Date, pursuant to the actuarial assumptions used by such plan, and calculated as if the Employee terminated Service under such plan as of the valuation date (except that, in the first plan year of a plan, a current Participant's estimated Accrued Benefit as of the Determination Date shall be taken into account). The present value of accrued benefit for a Participant shall be as determined using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

             (4) If any individual has not performed services for the Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date, any Accrued Benefit for such individual shall not be taken into account.

             (b) The Accrued Benefit of any Employee shall be further adjusted as follows:

             (1) The Accrued Benefit shall be calculated to include all amounts attributable to both Employer and Employee contributions, but shall exclude amounts attributable to voluntary deductible Employee contributions, if any.

             (2) The Accrued Benefit shall be increased by the aggregate distributions made with respect to an Employee under the plan or plans, as the case may be, during the 5-year period ending on the Determination Date.

             (3) Rollover and direct plan-to-plan transfers shall be taken into account as follows:

                     (A) If the  transfer is  initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another unrelated employer, the transferring plan shall continue to count the amount transferred; the receiving plan shall not count the amount transferred.

                     (B) If the transfer is not  initiated by the Employee or is made between plans maintained by related employers, the transferring plan shall no longer count the amount transferred; the receiving plan shall count the amount transferred.

             (c) If any individual has not performed services for the Employer at any time during the 5-year period ending on the Determination Date, any Accrued Benefit for such individual (and the account of such individual) shall not be taken into account.

10.4         Determination of Top-Heavy Status.

             This Plan shall be considered to be a top-heavy plan for any Plan Year if, as of the Determination Date, the value of the Accrued Benefits of Key Employees exceeds 60% of the value of the Accrued Benefits of all eligible
Employees under the Plan. Notwithstanding the foregoing, if the Employer maintains any other qualified plan, the determination of whether this Plan is top-heavy shall be made after aggregating all other plans of the Employer in the Required Aggregation Group and, if desired by the Employer as a means of avoiding top-heavy status, after aggregating any other plan of the Employer in the Permissive Aggregation Group. If the required Aggregation Group is top-heavy, then each plan contained in such group shall be deemed to be top-heavy, notwithstanding that any particular plan in such group would not otherwise be deemed to be top-heavy. Conversely, if the Permissive Aggregation Group is not top-heavy, then no plan contained in such group shall be deemed to be top-heavy, notwithstanding that any particular plan in such group would otherwise be deemed to be top-heavy. In no event shall a plan included in a top-heavy Permissive Aggregation Group be deemed a top-heavy plan unless such plan is also included in a top-heavy Required Aggregation Group.

10.5         Determination of Super Top-Heavy Status.

             The Plan shall be considered to be a super top-heavy plan if, as of the Determination Date, the Plan would meet the test specified in Section 10.4 above for classification as a top-heavy plan, except that "90%" shall be substituted for "60%" whenever the latter percentage appears.

10.6         Minimum Contribution.

             (a) For any Plan Year in which the Plan is top-heavy, each Non-Key Employee who has met the age and service requirements, if any, contained in the Plan, shall be entitled to a minimum contribution (which may include forfeitures otherwise allocable) equal to a percentage of such Non-Key Employee's compensation (as defined in Section 415 of the Code) as follows:

             (1) If the Non-Key Employee is not covered by a defined benefit plan maintained by the Employer, then the minimum contribution under this Plan shall be 3% of such Non-Key Employee's compensation.

             (2) If the Non-Key Employee is covered by a defined benefit plan maintained by the Employer, then the minimum contribution under this Plan shall be 5% of such Non-Key Employee's compensation.

             (b)  Notwithstanding  the  foregoing,   the  minimum   contribution
otherwise allocable to a Non-Key Employee under this Plan shall be reduced in the following circumstances:

             (1) The percentage minimum contribution required under this Plan shall in no event exceed the percentage contribution made for the Key Employee for whom such percentage is the highest for the Plan Year after taking into account contributions under other defined contribution plans in this Plan's Required Aggregation Group; provided, however, that this Section 10.7(b)(1) shall not apply if this Plan is included in a Required Aggregation Group and this Plan enables a defined benefit plan in such Required Aggregation Group to meet the requirements of Section 401(a)(4) or 410 of the Code.

             (2) No minimum contribution shall be required (or the minimum contribution shall be reduced, as the case may be) for a Non-Key Employee under this Plan for any Plan Year if the Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made on account of such Plan Year, in whole or in part, on behalf of the Non-Key Employee, in accordance with Section 416(c) of the Code.

             (c) For purposes of this Section 10.6,  there shall be  disregarded
(1) any Employer contributions attributable to a salary reduction or similar arrangement (except for purposes of determining the contribution rates on behalf of Key Employees that form the basis of the minimum required contribution), or
(2) any Employer contributions to or any benefits under Chapter 21 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other federal or state law.

             (d) For purposes of this Section 10.6, minimum contributions shall be required to be made on behalf of only those Non-Key Employees, as described in Section 10.7(a), who have not terminated Service as of the last day of the Plan Year. If a Non-Key Employee is otherwise entitled to receive a minimum contribution pursuant to this Section 10.6(d), the fact that such Non-Key Employee failed to complete 1,000 Hours of Service or failed to make any mandatory or elective contributions under this Plan, if any are so required, shall not preclude him from receiving such minimum contribution.

10.7         Vesting.

             (a) For any Plan Year in which the Plan is a top-heavy plan, a Participant's Accrued Benefit derived from Employer contributions (not including contributions made pursuant to Code Section 401(k), if any) shall continue to vest according to the following schedule:

             Years of Service Completed           Percentage Vested

                     Less than 1                              0%
                     1 but less than 2                       20%
                     2 but less than 3                       40%
                     3 but less than 4                       60%
                     4 but less than 5                       80%
                     5 or more                              100%

             (b) For purposes of Section 10.7(a), the term "year of service" shall have the same meaning as Year of Vesting Service, as modified by Section 3.2.

             (c) If for any Plan Year the Plan becomes top-heavy and the vesting schedule set forth in Section 10.7(a) becomes effective, then, even if the Plan ceases to be top-heavy in any subsequent Plan Year, the vesting schedule set forth in Section 10.7(a) shall remain applicable with respect to any Participant who has completed 3 or more Years of Service.

                                   ARTICLE XI
                                 ADMINISTRATION

11.1         Appointment of Administrator.

             This Plan shall be administered by a committee  consisting of up to
5 persons, whether or not Employees or Participants, who shall be appointed from time to time by the Board of Directors to serve at its pleasure. The Sponsor may require that each person appointed as an Administrator shall signify his acceptance by filing an acceptance with the Sponsor. The term "Administrator" as used in this Plan shall refer to the members of the committee, either individually or collectively, as appropriate. The authority to control and manage the operation and administration of the Plan is vested in the Administrator appointed by the Board of Directors. The Administrator shall have the rights, duties and obligations of an "administrator," as that term is defined in section 3(16)(A) of the Act, and of a "plan administrator," as that term is defined in Section 414(g) of the Code. In the event that the Sponsor shall elect not to appoint any individuals to constitute a committee to administer the Plan, the Sponsor shall serve as the Administrator hereunder.

11.2         Resignation or Removal of Administrator.

             An Administrator shall have the right to resign at any time by giving notice in writing, mailed or delivered to the Sponsor and to the Trustee. Any Administrator who was an employee of the Employer at the time of his appointment shall be deemed to have resigned as an Administrator upon his termination of Service. The Board of Directors may, in its discretion, remove any Administrator with or without cause, by giving notice in writing, mailed or delivered to the Administrator and to the Trustee.

11.3         Appointment of Successors:  Terms of Office, Etc.

             Upon the death, resignation or removal of an Administrator, the Sponsor may appoint, by Board of Directors' resolution, a successor or successors. Notice of termination of an Administrator and notice of appointment of a successor shall be made by the Sponsor in writing, with copies mailed or delivered to the Trustee, and the successor shall have all the rights and privileges and all of the duties and obligations of the predecessor.

11.4         Powers and Duties of Administrator.

             The   Administrator   shall   have   the   following   duties   and
responsibilities in connection with the administration of this Plan:

             (a) To promulgate and enforce such rules, regulations and procedures as shall be proper for the efficient administration of the Plan, such rules, regulations and procedures to apply uniformly to all Employees, Participants and Beneficiaries;

             (b) To exercise discretion in determining all questions arising in the administration, interpretation and application of the Plan, including questions of eligibility and of the status and rights of Participants, Beneficiaries and any other persons hereunder;

             (c) To decide any dispute arising hereunder strictly in accordance with the terms of the Plan; provided, however, that no Administrator shall participate in any matter involving any questions relating solely to his own participation or benefits under this Plan;

             (d) To advise the Employer and direct the Trustee regarding the known future needs for funds to be available for distribution in order that the Trustee may establish investments accordingly;

             (e)  To   correct   defects,   supply   omissions   and   reconcile
inconsistencies to the extent necessary to effectuate the Plan;

             (f) To advise the Employer of the maximum deductible contribution to the Plan for each fiscal year;

             (g) To direct the Trustee concerning all matters requiring the Administrator's direction pursuant to the provisions of this Plan and the Trust Agreement;

             (h) To advise the Trustee on all terminations of Service by Participants, unless the Employer has so notified the Trustee;

             (i) To confer with the Trustee on the settling of any claims against the Fund;

             (j) To make recommendations to the Board of Directors with respect to proposed amendments to the Plan and the Trust Agreement;

             (k) To file all reports with government agencies, Employees and other parties as may be required by law, whether such reports are initially the obligation of the Employer, the Plan or the Trustee;

             (l) To have all such other powers as may be necessary to discharge its duties hereunder; and

             (m) To direct the Trustee to pay all expenses of administering this Plan, except to the extent that the Employer pays such expenses.

             Full discretion is granted to the Administrator to interpret the Plan and to determine the benefits, rights and privileges of Participants, Beneficiaries or other persons affected by this Plan. The Administrator shall exercise its discretion under the terms of this Plan and shall administer the Plan in accordance with its terms, such administration to be exercised uniformly so that all persons similarly situated shall be similarly treated.

11.5         Action by Administrator.

             The Administrator may elect a Chairman and Secretary from among its members and may adopt rules for the conduct of its business. A majority of the members then serving shall constitute a quorum for the transaction of business. All resolutions or other action taken by the Administrator shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by at least a majority of the members. All documents, instruments, orders, requests, directions, instructions and other papers shall be executed on behalf of the Administrator by either the Chairman or the Secretary of the Administrator, if any, or by any member or agent of the Administrator duly authorized to act on the Administrator's behalf.

11.6         Participation by Administrator.

             No member of the committee constituting the Administrator shall be precluded from becoming a Participant in the Plan if he would be otherwise eligible, but he shall not be entitled to vote or act upon matters or to sign any documents relating specifically to his own participation under the Plan, except when such matters or documents relate to benefits generally. If this disqualification results in the lack of a quorum, then the Board of Directors shall appoint a sufficient number of temporary members of the committee constituting the Administrator who shall serve for the sole purpose of determining such a question.

11.7         Agents.

             The Administrator may employ agents and provide for such clerical, legal, actuarial, accounting, medical, advisory or other services as it deems necessary to perform its duties under this Plan. The cost of such services and all other expenses incurred by the Administrator in connection with the administration of the Plan shall be paid from the Fund, unless paid by the Employer.

11.8         Allocation of Duties.

             The duties, powers and responsibilities reserved to the Administrator may be allocated among its members so long as such allocation is pursuant to written procedures adopted by the Administrator, in which case, except as may be required by the Act, no Administrator shall have any liability, with respect to any duties, powers or responsibilities not allocated to him, for the acts of omissions of any other Administrator.

11.9         Delegation of Duties.

             The Administrator may delegate any of its duties to any Employees of the Employer, to the Trustee with its written consent, or to any other person or firm, provided that the Administrator shall prudently choose such agents and rely in good faith on their actions.

11.10        Administrator's Action Conclusive.

             Any action on matters within the authority of the Administrator shall be final and conclusive except as provided in Article XII.

11.11        Compensation and Expenses of Administrator.

             No Administrator who is receiving compensation from the Employer as a full-time employee, as a director or agent, shall be entitled to receive any compensation or fee for his services hereunder. Any other Administrator shall be entitled to receive such reasonable compensation for his services as an Administrator hereunder as may be mutually agreed upon between the Employer and such Administrator. Any such compensation shall be paid from the Fund, unless paid by the Employer. Each Administrator shall be entitled to reimbursement by the Employer for any reasonable and necessary expenditures incurred in the discharge of his duties.

11.12        Records and Reports.

             The Administrator shall maintain adequate records of its actions and proceedings in administering this Plan and shall file all reports and take all other actions as it deems appropriate in order to comply with the Act, the Code and governmental regulations issued thereunder.

11.13        Reports of Fund Open to Participants.

             The Administrator shall keep on file, in such form as it shall deem convenient and proper, all annual reports of the Fund received by the Administrator from the Trustee, and a statement of each Participant's interest in the Fund as from time to time determined. The annual reports of the Fund and the statement of his Account balance, as well as a complete copy of the Plan and the Trust Agreement and copies of annual reports to the Internal Revenue Service, shall be made available by the Administrator to the Employer for examination by each Participant during reasonable hours at the office of the Employer, provided, however, that the statement of a Participant's Account balance shall not be made available for examination by any other Participant.

11.14        Named Fiduciary.

             The Administrator is the named fiduciary for purposes of Section 402 of the Act and shall be the designated agent for receipt of service of process on behalf of the Plan. It shall use the care and diligence in the performance of its duties under this Plan that are required of fiduciaries under the Act. Nothing in this Plan shall preclude the Employer from purchasing liability insurance to protect the Administrator with respect to its duties under this Plan.

11.15        Information from Employer.

             The Employer shall promptly furnish all necessary information to the Administrator to permit it to perform its duties under this Plan. The Administrator shall be entitled to rely upon the accuracy and completeness of all information furnished to it by the Employer, unless it knows or should have known that such information is erroneous.

11.16        Responsibilities of Directors.

             Subject to the rights reserved to the Board of Directors acting on behalf of the Employer as set forth in this Plan, no member of the Board of Directors shall have any duties or responsibilities under this Plan, except to the extent he shall be acting in the capacity of an Administrator or Trustee.

11.17        Liability and Indemnification.

             (a) To the extent not prohibited by the Act, the Administrator shall not be responsible in any way for any action or omission of the Employer, the Trustee or any other person in the performance of their duties and obligations set forth in this Plan and in the Trust Agreement. To the extent not prohibited by the Act, the Administrator shall also not be responsible for any act or omission of any of its agents, or with respect to reliance upon advice of its counsel (whether or not such counsel is also counsel to the Employer or the Trustee), provided that such agents or counsel were prudently chosen by the Administrator and that the Administrator relied in good faith upon the action of such agent or the advice of such counsel.

             (b) The Administrator shall not be relieved from responsibility or liability for any responsibility, obligation or duty imposed upon it under this Plan or under the Act. Except for its own gross negligence, willful misconduct or willful breach of the terms of this Plan, the Administrator shall be indemnified and held harmless by the Employer against liability or losses occurring by reason of any act or omission of the Administrator to the extent that such indemnification does not violate the Act or any other federal or state laws.

                                   ARTICLE XII
                                CLAIMS PROCEDURE

12.1         Notice of Denial.

             If a Participant or his Beneficiary is denied any benefits under this Plan, either in whole or in part, the Administrator shall advise the claimant in writing of the amount of his benefit, if any, and the specific reasons for the denial. The Administrator shall also furnish the claimant at that time with a written notice containing:

             (a)     A specific reference to pertinent Plan provisions;

             (b) A description of any additional material or information necessary for the claimant to perfect his claim, if possible, and an explanation of why such material or information is needed; and

             (c) An explanation of the Plan's claim review procedure.

12.2         Right to Reconsideration.

             Within 60 days of receipt of the information described in 12.1 above, the claimant shall, if he desires further review, file a written request for reconsideration with the Administrator.

12.3         Review of Documents.

             So long as the claimant's request for review is pending (including the 60-day period described in Section 12.2 above), the claimant or his duly authorized representative may review pertinent Plan documents and the Trust Agreement (and any pertinent related documents) and may submit issues and comments in writing to the Administrator.

12.4         Decision by Administrator.

             A final and binding decision shall be made by the Administrator within 60 days of the filing by the claimant of his request for reconsideration; provided, however, that if the Administrator feels that a hearing with the claimant or his representative present is necessary or desirable, this period shall be extended an additional 60 days.

12.5         Notice by Administrator.

             The Administrator's decision shall be conveyed to the claimant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.

The Administrator's decision shall be binding and conclusive with respect to all persons interested therein unless the Administrator has no reasonable basis for its decision.

                                  ARTICLE XIII
                       AMENDMENTS, TERMINATION AND MERGER

13.1         Amendments.

             The Sponsor reserves the right at any time and from time to time, for any reason and retroactively if deemed necessary or appropriate by it, to the extent permissible under law, to conform with governmental regulations or other policies, to amend in whole or in part any or all of the provisions of this Plan, provided that:

             (a) No amendment shall make it possible for any part of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries under the Trust Agreement, except to the extent provided in Section 4.4;

             (b) No amendment may, directly or indirectly, reduce the vested portion of any Participant's Account balance as of the effective date of the amendment or change the vesting schedule with respect to the future accrual of Employer contributions for any Participants unless each Participant with 3 or more Years of Vesting Service is permitted to elect to have the vesting schedule in effect before the amendment used to determine his vested benefit;

             (c) No amendment may eliminate an optional form of benefit; and.

             (d) No amendment may increase the duties of the Trustee without its consent.

             Amendments may be made in the form of Board of Directors' resolutions or separate written document. Copies of all amendments shall be delivered to the Trustee.

13.2         Effect of Change In Control

             (a) In the event of a "change in control" of the Sponsor, as defined in paragraph (d) below, this Plan shall terminate at the effective time of such change in control unless the Board of Directors shall affirmatively determine prior to such effective time that the Plan shall not terminate. Nothing in this Plan shall prevent the Sponsor from becoming a party to such a change in control. In the event that the Board of Directors determines that the Plan shall not terminate upon a change in control, any successor corporation or other entity formed and resulting from such change in control shall have the right to become the sponsor of this Plan by adopting the same by resolution. If, within 180 days from the effective time of such change in control, such entity does not affirmatively adopt this Plan, then this Plan shall automatically be terminated, all affected Participants' and Former Participants' Account balances shall become fully vested and nonforfeitable, and the Trustee shall make payments to the persons entitled thereto in accordance with Article IX.

             (b) In the event that the Plan terminates upon a change in control in accordance with paragraph (a) above, the Account balances of all affected Participants and Former

Participants shall become fully vested and nonforfeitable, and the Trustee shall either (i) make payments to each Participant and Beneficiary in accordance with
Section 9.5 or, (ii) in the discretion of the Sponsor, continue the Trust Agreement and make distributions upon the contingencies and in all the circumstances under which distributions would have been made, on a fully vested basis, had there been no termination of the Plan.

             (c) Notwithstanding any provision of the Plan to the contrary, at and after the effective time of a change in control, whether or not the Plan terminates at such time, each of the following provisions shall become applicable; provided, however, that any such provision shall not apply if the Board of Directors determines that such provision either (i) would adversely affect the tax-qualified status of the Plan pursuant to Code Section 401(a),
(ii) would adversely affect the accounting treatment of the change in control as a pooling of interests, if the Board of Directors desires that such treatment apply, or (iii) should not apply for any other reason:

             (1) The Plan shall be interpreted, maintained and operated exclusively for the benefit of those individuals who are participating in the Plan as of the effective time of the change in control and their Beneficiaries. Notwithstanding the provisions of Section 2.1(a), no Employee shall become a Participant for the first time at or after the effective time of a change in control.

             (2) After a Participant's Retirement, Disability or other termination of Service, such Participant's Account, regardless of its value, shall not be distributed and shall share in the allocation of the Employee Stock Ownership Contribution and Investment Adjustments until such time as either (A) the Fund is liquidated in connection with the termination of the Plan, or (B) the Participant (or his Beneficiary) receives a full distribution of his Account either upon his election in accordance with Section 9.2(c) or as required in accordance with Section 8.8, 9.3 or 9.4.

             (3) Upon the termination of the Plan, Employer Securities that are allocated to the Exempt Loan Suspense Account and that are not used to repay an Exempt Loan shall be allocated as Investment Adjustments in accordance with
Section 5.3.

             (4) Employer Securities that are released from the Exempt Loan Suspense Account in accordance with Section 8.5 shall be allocated to the Employee Stock Ownership Account of each Participant in accordance with Section
5.5 (regardless of whether the Participant has satisfied the contribution allocation requirements thereunder for that Plan Year).

             (5) The Administrator shall consist of a committee selected by the Board of Directors, and such committee shall have the exclusive authority (i) to remove the Trustee and to appoint a successor trustee, (ii) to adopt amendments to the Plan or the Trust Agreement to effectuate the provisions and intent of this Section 13.2, and (iii) to perform any or all of the functions and to exercise all of the discretion that are delegated to the Administrator pursuant to Article XI.

             (6) Any application for a favorable determination letter with respect to the tax-qualified status of the Plan under Code Section 401(a) with respect to its termination shall be subject to the prior review, comment and approval (which approval shall not be unreasonably withheld) of the Administrator, as defined in paragraph (5) above.

             (d) For purposes of this Section 13.2, the term "change in control" means the occurrence of any one or more of the events specified in the following clauses (i) through (iii): (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Sponsor with respect to which 25% or more of the total number of votes for the election of the Board of Directors may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Sponsor shall cease to constitute a majority of the Board of Directors, or (iii) the effective time of a transaction that is approved by the stockholders of the Sponsor and that provides either for the Sponsor to cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all of the assets of the Sponsor.

13.3         Consolidation or Merger of Trust.

             In the event of any merger or consolidation of the Fund with, or transfer in whole or in part of the assets and liabilities of the Fund to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Fund applicable to such Participants shall be transferred to the other trust fund only if:

             (a) Each Participant would receive a benefit under such successor trust fund immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (determined as if this Plan and such transferee trust fund had then terminated);

             (b) Resolutions of the Board of Directors, or of any new or successor employer of the affected Participants, shall authorize such transfer of assets, and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities imposed under this Plan with respect to such Participants' inclusion in the new employer's plan; and

             (c) Such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

13.4         Bankruptcy or Insolvency of Employer.

             In the event of (a) the Employer's legal dissolution or liquidation by any procedure other than a consolidation or merger, (b) the Employer's receivership, insolvency, or cessation of its business as a going concern, or
(c) the commencement of any proceeding by or against the

Employer under the federal bankruptcy laws, or similar federal or state statute, or any federal or state statute or rule providing for the relief of debtors, compensation of creditors, arrangement, receivership, liquidation or any similar event which is not dismissed within 30 days, this Plan shall terminate automatically with respect to such entity on such date (provided, however, that if a proceeding is brought against the Employer for reorganization under Chapter 11 of the United States Bankruptcy Code or any similar federal or state statute, then this Plan shall terminate automatically if and when said proceeding results in a liquidation of the Employer, or the approval of any Plan providing therefor, or the proceeding is converted to a case under Chapter 7 of the Bankruptcy Code or any similar conversion to a liquidation proceeding under federal or state law including, but not limited to, a receivership proceeding). In the event of any such termination as provided in the foregoing sentence, the Trustee shall make payments to the persons entitled thereto in accordance with
Section 9.6 hereof.

13.5         Voluntary Termination.

             The Board of Directors reserves the right to terminate this Plan at any time by giving to the Trustee and the Administrator notice in writing of such desire to terminate. The Plan shall terminate upon the date of receipt of such notice, the Account balances of all affected Participants and Former Participants shall become fully vested and nonforfeitable, and the Trustee shall make payments to each Participant or Beneficiary in accordance with Section 9.6. Alternatively, the Sponsor, in its discretion, may determine to continue the Trust Agreement and to continue the maintenance of the Fund, in which event distributions shall be made upon the contingencies and in all the circumstances under which such distributions would have been made, on a fully vested basis, had there been no termination of the Plan. In addition, an entity other than the Sponsor that is participating in this Plan may terminate its participation in the Plan on a prospective basis by action of its board of directors. Upon such termination of participation, Participants who are employees of such entity shall be entitled to distributions from this Plan in accordance with Article IX and this Article XIII.

13.6     Partial   Termination   of  Plan   or   Permanent   Discontinuance   of
         Contributions.

             In the event that a partial termination of the Plan shall be deemed to have occurred, or if the Employer shall discontinue permanently its contributions hereunder, the right of each affected Participant and Former Participant in his Account balance shall be fully vested and nonforfeitable. The Sponsor, in its discretion, shall decide whether to direct the Trustee to make immediate distribution of such portion of the Fund assets to the persons entitled thereto or to make distribution in the circumstances and contingencies which would have controlled such distributions if there had been no partial termination or permanent discontinuance of contributions.

                                   ARTICLE XIV
                                  MISCELLANEOUS

14.1         No Diversion of Funds.

             It is the intention of the Employer that it shall be impossible for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries, except to the extent that a return of the Employer's contribution is permitted under Section 4.4.

14.2         Liability Limited.

             Neither the Employer nor the Administrator, nor any agents, employees, officers, directors or shareholders of any of them, nor the Trustee, nor any other person, shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

14.3         Facility of Payment.

             If the Administrator shall receive evidence satisfactory to it that a Participant or Beneficiary entitled to receive any benefit under the Plan is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such benefit and to give a valid release therefor, and that another person or an institution is then maintaining or has custody of such Participant or Beneficiary and that no guardian, committee or other representative of the estate of such Participant or Beneficiary shall have been duly appointed, the Administrator may direct the Trustee to make payment of such benefit otherwise payable to such Participant or Beneficiary, to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release of such other person or institution shall be a valid and complete discharge for the payment of such benefit.

14.4         Spendthrift Clause.

             Except as permitted by the Act or the Code, including in the case of certain judgments and settlements described in subparagraph (C) of Section
401(a)(13) of the Code, no benefits or other amounts payable under the Plan shall be subject in any manner to anticipation, sale, transfer, assignment, pledge, encumbrance, charge or alienation. If the Administrator determines that any person entitled to any payments under the Plan has become insolvent or bankrupt or has attempted to anticipate, sell, transfer, assign, pledge, encumber, charge or otherwise in any manner alienate any benefit or other amount payable to him under the Plan or that there is any danger of any levy or attachment or other court process or encumbrance on the part of any creditor of such person entitled to payments under the Plan against any benefit or other accounts payable to such person, the Administrator may, at any time, in its discretion, and in accordance with applicable law, direct the Trustee to withhold any or all payments to such person under the

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Plan and apply the same for the  benefit of such  person,  in such manner and in such proportion as the Administrator may deem proper.

14.5         Benefits Limited to Fund.

             All contributions by the Employer to the Fund shall be voluntary, and the Employer shall be under no legal liability to make any such contributions, except as otherwise provided herein. The benefits of this Plan shall be provided solely by the assets of the Fund, and no liability for the payment of benefits under the Plan or for any loss of assets due to any action or inaction of the Trustee shall be imposed upon the Employer.

14.6         Cooperation of Parties.

             All parties to this Plan and any party claiming interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary and desirable for carrying out this Plan or any of its provisions.

14.7         Payments Due Missing Persons.

             The Administrator shall direct the Trustee to make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provision in the Plan to the contrary, if, after a period of 5 years from the date such benefit shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Trustee shall send a certified letter to all such persons at their last known address advising them that their interest in benefits under the Plan shall be suspended. Any such suspended amounts shall be held by the Trustee for a period of 3 additional years (or a total of 8 years from the time the benefits first became payable), and thereafter such amounts shall be reallocated among current Participants in the same manner that a current contribution would be allocated. However, if a person subsequently makes a valid claim with respect to such reallocated amounts and any earnings thereon, the Plan earnings or the Employer's contribution to be allocated for the year in which the claim shall be paid shall be reduced by the amount of such payment. Any such suspended amounts shall be handled in a manner not inconsistent with regulations issued by the Internal Revenue Service and Department of Labor.

14.8         Governing Law.

             This Plan has been executed in the State of Texas, and all questions pertaining to its validity, construction and administration shall be determined in accordance with the laws of that State, except to the extent superseded by the Act.





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


14.9         Nonguarantee of Employment.

             Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

14.10        Counsel.

             The Trustee and the Administrator may consult with legal counsel, who may be counsel for the Employer and for the Administrator or the Trustee (as the case may be), with respect to the meaning or construction of this Plan and the Trust Agreement, their respective obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and they shall be fully protected to the extent allowable by law with respect to any action taken or omitted by them in good faith pursuant to the advice of legal counsel.

             IN WITNESS WHEREOF, the Sponsor has caused these presents to be executed by its duly authorized officers and its corporate seal to be affixed on this _____ day of _______, 2000.


                                               CBCT Bancshares, Inc.
ATTEST:


____________________________          By       _________________________________
                                               Brad Hurta,
Secretary                                      President


[Corporate Seal]


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